UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to ss.240.14a-12

                           IMMTECH INTERNATIONAL, INC.
       -------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies: N/A

(2)   Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)   Proposed maximum aggregate value of transaction: N/A

(5)   Total fee paid: N/A

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1)   Amount previously paid: N/A

(2)   Form, Schedule or Registration Statement No.: N/A

(3)   Filing Party: N/A

(4)   Date Filed: N/A

                           IMMTECH INTERNATIONAL, INC.
                          150 Fairway Drive, Suite 150
                          Vernon Hills, Illinois 60061

Dear Fellow Stockholder:

      You are cordially invited to attend the 2005 annual meeting of stockholders of Immtech International, Inc. on December 16, 2005, at 10:00 a.m. (Central) at the Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018. A notice of the annual meeting, proxy statement and proxy card are enclosed with this letter.

      We encourage you to read the notice of annual meeting and proxy statement so that you may be informed about the business to come before the meeting. We hope that you will find it convenient to attend the annual meeting in person.

      To insure that your Immtech common stock is represented at the annual meeting and to insure the presence of a quorum for the annual meeting, please vote by telephone, Internet or by completing and mailing the enclosed proxy card in the envelope provided. If you elect to attend the annual meeting in person, you may withdraw your proxy should you wish to vote thereat.

      Also enclosed with this proxy statement is a copy of our annual report to stockholders. Additional copies may be obtained by writing to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061,
Attention: Mr. Gary C. Parks.

      On behalf of the board of directors, I would like to express our appreciation for your continued support.

                                        Sincerely,


                                        /s/ T. Stephen Thompson
                                        ----------------------------------------
                                        T. Stephen Thompson
                                        President and Chief Executive Officer

October 17, 2005

                           IMMTECH INTERNATIONAL, INC.
                          150 Fairway Drive, Suite 150
                          Vernon Hills, Illinois 60061

================================================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held December 16, 2005

================================================================================

To the Stockholders of Immtech International, Inc.:

      The board of directors cordially invites you to attend our annual meeting of stockholders on December 16, 2005, at 10:00 a.m. (Central) at the Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018, for the following purposes:

      o Election of Directors - to elect seven directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

      o Proposal No. 1 - to authorize the board of directors to amend the Company's certificate of incorporation as set forth in Appendix A to change the Company's name to "Immtech Pharmaceuticals, Inc." from "Immtech International, Inc.";

      o Proposal No. 2 - to authorize the board of directors to amend the Company's certificate of incorporation to effect, on or before December 15, 2007, a forward split of the Company's common stock of up to three shares for each one share outstanding as of the record date for the stock split;

      o Proposal No. 3 - to approve an amendment to the Immtech International, Inc. 2000 Stock Incentive Plan, as amended and restated, (the "2000 Plan") to permit the board of directors, or an independent committee thereof, to amend the terms of outstanding awards granted under the 2000 Plan as set forth in the proposed Third Amended and Restated 2000 Stock Incentive Plan attached hereto as Appendix B. Specifically, the amendment will grant authority to the board of directors, or an independent committee thereof, to, among other things, extend the exercise periods of outstanding stock options;

      o Proposal No. 4 - to ratify the audit committee's selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2006; and

      o to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

      Only stockholders of record at the close of business on November 4, 2005 will be entitled to notice of the annual meeting and to vote on any matters which come before the meeting or any adjournment or postponement thereof. If you wish to attend the meeting in person, please bring with you the admission ticket attached to the proxy card or other proof of your share ownership as of the record date (examples of acceptable evidence of share ownership are described in the attached proxy statement). Whether or not you plan to attend the annual meeting, your shares should be represented. To insure that your vote is counted, you are urged to vote by proxy via mail, telephone or the Internet as described on the enclosed proxy card. Proxies delivered to you by or for brokers or fiduciaries should be returned as requested by them. Prompt return of proxies will save the expense involved in further communication. Voting by mail, telephone or Internet will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. Your proxy is revocable at any time prior to its use.

                                        By order of the Board of Directors,


                                        /s/ Gary C. Parks
                                        ----------------------------------------
                                        Gary C. Parks
                                        Secretary, Immtech International, Inc.

October 17, 2005
Vernon Hills, Illinois

                           IMMTECH INTERNATIONAL, INC.

================================================================================

                                 PROXY STATEMENT

================================================================================

                       Annual Meeting of the Stockholders
                          To be held December 16, 2005

      The board of directors of Immtech International, Inc., a Delaware corporation ("Immtech," "we," "us," "our" or the "Company"), hereby solicits your proxy for use at the 2005 annual meeting of stockholders to be held on December 16, 2005, at 10:00 a.m. (Central) at the Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. This proxy statement, notice and proxy card are first being mailed to stockholders of record as of November 4, 2005 on or about November 16, 2005.

      If you complete your proxy by mail, telephone or Internet, you appoint Gary C. Parks as your representative at the annual meeting. Mr. Parks will vote your shares as you instruct. If you sign and return your proxy, but fail to instruct how to vote your shares, Mr. Parks will vote your shares in favor of the slate of directors nominated by the board and "for" the proposals set forth on the proxy card. This way your shares will be voted whether or not you attend. We recommend that you vote by proxy in advance of the annual meeting even if you plan to attend just in case your plans change and you are then unable to attend.

      The board does not know of any matters to be presented at the annual meeting other than those listed on the Notice and described in this proxy statement. If a matter comes up for vote that is not covered by your proxy, Mr. Parks will vote your shares in accordance with his judgment if you have completed your proxy card and authorized him to do so.

      The board encourages you to attend the annual meeting in person. No matter what method you use to vote, if you decide to change your vote, you may revoke your proxy any time before your vote is cast at the annual meeting by (i) giving written notice of revocation to the Secretary of Immtech, (ii) submitting a signed proxy bearing a date later than the date of the prior proxy or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not, in itself, constitute revocation of your proxy.

      Our principal executive offices are located at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061 and our telephone number is (847) 573-0033 or toll free (877) 898-8038.

                             PURPOSE OF THE MEETING

      At our annual meeting, the stockholders will be asked to consider and vote upon the following matters:

      o Election of Directors - to elect seven directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

      o Proposal No. 1 - to authorize the board of directors to amend the Company's certificate of incorporation as set forth in Appendix A to change the Company's name to "Immtech Pharmaceuticals, Inc." from "Immtech International, Inc.";

      o Proposal No. 2 - to authorize the board of directors to amend the Company's certificate of incorporation to effect, on or before December 15, 2007, a forward split of the Company's common stock of up to three shares for each one share outstanding as of the record date for the stock split;

      o Proposal No. 3 - to approve an amendment to our 2000 Plan to permit the board of directors, or an independent committee thereof, to amend the terms of outstanding awards granted under the 2000 Plan as set forth in the proposed Third Amended and Restated 2000 Stock Incentive Plan attached hereto as Appendix B. Specifically, the amendment will grant authority to the board of directors, or an independent committee thereof, to, among other things, extend the exercise periods of outstanding stock options;

      o Proposal No. 4 - to ratify the audit committee's selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2006; and

      o to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

                      INFORMATION ABOUT THE ANNUAL MEETING

Who is entitled to vote?

      The record date for the meeting is November 4, 2005. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. For more information, see the description of shares eligible to vote under the heading "Voter Rights" below.

Am I entitled to vote if my shares are held in "street name"?

      Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the "beneficial owner" of the shares. If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the "record holder"), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on "routine matters". For purposes of this annual meeting, the Company has determined that the election of directors, the authorization to change the Company's name change (Proposal 1), the authorization of the forward stock split (Proposal 2) and the ratification of the appointment of the independent auditors (Proposal 4) are routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on non-routine matters, including Proposal 3 (the amendment to the 2000 Plan) and any other non-routine matter properly brought before the meeting. In respect of Proposal 3, record holders' votes will be counted for purposes of determining whether a quorum exists, but will not be considered "brokers'-non votes" or votes against the Proposal for determining whether a majority of the votes cast approve the Proposal.

      As the beneficial owner of shares, you are invited to attend the annual meeting. If you are not a record holder, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares. See "Who can attend the meeting?" below.

How many shares must be present to hold the meeting?

      A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of our outstanding shares (including the number of shares represented by our outstanding preferred stock on an as-if converted basis) as of the record date, will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

What if a quorum is not present at the meeting?

      If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy or the chairman of the meeting may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How do I vote?

      1. You may vote by mail. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the annual meeting in accordance with your instructions.

      2. You may vote by telephone or on the Internet. If you are a registered stockholder, you may vote by telephone or on the Internet by following the instructions included on the proxy card. Stockholders with shares registered directly with Computershare Investor Services, LLC, Immtech's transfer agent, may vote (i) on the Internet at the following web address: http://www.computershare.com/us/proxy or (ii) by telephone by dialing 866-731-VOTE (8683) (toll free from the United States and Canada). If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 1:00 a.m. (Central Time) on December 16, 2005.

      NOTE: If you vote on the Internet, you may elect to have next year's proxy statement and annual report to stockholders delivered to you via the Internet. We strongly encourage you to enroll in Internet delivery. It is a cost-effective way for us to send you proxy materials and annual reports.

      3. If your shares are held in street name. If your shares are held in street name, your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

      These Internet and telephone voting procedures, which comply with Delaware law, are designed to authenticate stockholders' identities, allow stockholders to vote their shares and confirm that stockholders' votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Immtech is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

      4. You may vote in person at the meeting. If you are a registered stockholder and attend the meeting (please remember to bring your admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from the record holder of their stock.

Who can attend the meeting?

      Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting. If you plan to attend the meeting, detach and bring with you the stub portion of your proxy card, which is marked "Admission Ticket." You must also bring a valid government-issued photo identification, such as a driver's license or a passport.

      If your shares are held in street name and you wish to attend the meeting and/or vote in person, you must bring your broker or bank voter instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid government-issued photo identification, such as a driver's license or a passport.

      Security measures will be in place at the meeting and briefcases, handbags and packages are subject to inspection. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted or, if admitted, will be required to leave.

Can I change my vote after I submit my proxy?

      Yes, you may revoke your proxy and change your vote any time before your vote is cast at the meeting:

      o     by signing another proxy with a later date;

      o by voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or

      o if you are a registered stockholder, by giving written notice of such revocation to the Secretary of Immtech prior to or at the meeting. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Will my vote be kept confidential?

      Yes, your vote will be kept confidential and not disclosed to Immtech unless:

      o     required by law;

      o     you expressly request disclosure on your proxy; or

      o     there is a proxy contest.

Who will count the votes?

      Our transfer agent, Computershare Investor Services, LLC, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the board of directors recommend that I vote on the proposals?

      Your board recommends that you vote:

      o     FOR the election of the seven nominees to the board of directors;

      o FOR the authorization of the proposed amendment to the Company's certificate of incorporation to change the Company's name to "Immtech Pharmaceuticals, Inc." from "Immtech International, Inc." as set forth in Appendix A;

      o FOR the authorization of the proposed amendment to the Company's certificate of incorporation to authorize the board of directors to effect, on or before December 15, 2007, a forward split of the Company's common stock of up to three shares for each one share outstanding as of the record date for the stock split;

      o FOR the adoption of the proposed amendment to the Company's 2000 Plan to permit the board of directors, or an independent committee thereof, to amend the terms of outstanding awards granted under the 2000 Plan as set forth in the proposed Third

            Amended and Restated 2000 Stock Incentive Plan attached hereto as Appendix B; and

      o FOR the ratification of the appointment of Deloitte & Touche LLP as Immtech's independent auditors.

What if I do not specify how my shares are to be voted?

      If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

      o     FOR the election of the seven nominees to the board of directors;

      o FOR Proposal No. 1 - the authorization of the proposed amendment to the Company's certificate of incorporation to change the Company's name to "Immtech Pharmaceuticals, Inc." from "Immtech International, Inc." as set forth in Appendix A;

      o FOR Proposal No. 2 - the authorization of the proposed amendment to the Company's certificate of incorporation to authorize the board of directors to effect, on or before December 15, 2007, a forward split of the Company's common stock of up to three shares for each one share outstanding as of the record date for the stock split;

      o FOR Proposal No. 3 - to approve an amendment to our 2000 Plan to permit the board of directors, or an independent committee thereof, to amend the terms of outstanding awards granted under the 2000 Plan as set forth in the proposed Third Amended and Restated 2000 Stock Incentive Plan attached hereto as Appendix B; and

      o FOR Proposal No. 4 - the ratification of the appointment of Deloitte & Touche LLP as Immtech's independent auditors.

Will any other business be conducted at the meeting?

      We do not know of any other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, your proxy holder will vote your shares in accordance with his best judgment if you so authorize.

How many votes are required to elect the director nominees?

      The affirmative vote of a plurality of the votes cast at the meeting is required to elect the seven nominees as directors. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. If you vote "Withhold" with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

      If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to approve amendments to the Company's certificate of incorporation to (i) change the Company's name to Immtech Pharmaceuticals, Inc. from Immtech International, Inc. (Proposal 1) or (ii) authorize the board of directors to effect the proposed stock split (Proposal 2)?

      Both of the proposed amendments to the Company's certificate of incorporation require the affirmative vote of a majority of the Company's outstanding shares (including the number of shares represented by our outstanding preferred stock on an as-if converted basis) entitled to vote, in person or by proxy, as of the record date. As of the record date, the Company had outstanding, including preferred stock on an as-if-converted basis, 12,709,304 shares.

      The Company has determined that Proposal 1 and Proposal 2 are "routine" matters and therefor brokers and banks holding stock for beneficial owners (record holders) will be entitled to vote shares held for beneficial owners in the event such beneficial owners fail to direct the record holder to do so.

How many votes are required to approve the amendment of the 2000 Plan to permit the modification of outstanding awards (Proposal 3)?

      Adoption of the amendment to the Company's 2000 Plan requires the affirmative vote of a majority of the shares entitled to vote and present at the meeting, in person or by proxy. Broker non-votes will have no effect on Proposal 3.

How many votes are required to ratify the appointment of Immtech's independent auditors (Proposal 4)?

      The ratification of the appointment of Deloitte & Touche LLP as Immtech's independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Brokers and banks holding stock as record holders may vote if the beneficial owner of the shares fails to instruct the broker or bank.

How will abstentions be treated?

      Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against proposals.

How will broker non-votes be treated?

      Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote.

                                  VOTING RIGHTS

      The board has fixed the close of business on November 4, 2005 as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting. Holders of record of our common stock, $0.01 par value, series A convertible preferred stock, $0.01 par value, series B convertible preferred stock, $0.01 par value, series C convertible preferred stock, $0.01 par value and series D convertible preferred stock, $0.01 par value, at the close of business on the record date will be entitled to vote together as a single class on all matters that come before the meeting. At the close of business on the record date, there were 11,673,187 shares of common stock, 58,400 shares of series A stock, 18,725 shares of series B stock, 46,536 shares of series C stock, and 117,200 shares of series D stock outstanding. As of the record date, each share of series A stock was convertible into 5.6561 shares of common stock, each share of series B stock was convertible into 6.25 shares of common stock, each share of series C stock was convertible into 5.6561 shares of common stock and each share of series D stock was convertible into 2.7778 shares of common stock. Each share of common stock is entitled to one vote, each share of series A stock, series B stock, series C stock and series D stock is entitled to the number of votes equal to the number of shares of common stock into which such stock is convertible on the record date.

      The series A stock conversion rate is determined by dividing the series A stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.42 conversion rate set forth in the Company's Certificate of Designation of Series A Convertible Preferred Stock. Under this formula, each share of series A stock is entitled to 5.6561 votes for a total number of votes of 330,316 for the series A stock. Holders of series A stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series A stock held by 5.6561, rounded to the nearest whole number.

      The series B stock conversion rate is determined by dividing the series B stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.00 conversion rate set forth in the Company's Certificate of Designation of Series B Convertible Preferred Stock. Under this formula, each share of series B stock is entitled to 6.25 votes for a total number of votes of 117,031 for the series B stock. Holders of series B stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series B stock held by 6.25, rounded to the nearest whole number.

      The series C stock conversion rate is determined by dividing the series C stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.42 conversion rate set forth in the Company's Certificate of Designation of Series C Convertible Preferred Stock. Under this formula, each share of series C stock is entitled to 5.6561 votes for a total number of votes of 263,212 for the series C stock. Holders of series C stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series C stock held by 5.6561, rounded to the nearest whole number.

      The series D stock conversion rate is determined by dividing the series D stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $9.00 conversion rate set forth in the Company's Certificate of Designation of Series D Convertible Preferred Stock. Under this formula, each share of series D stock is entitled to 2.7778 votes for a total number of votes of 325,558 for the series D stock. Holders of series D stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series D stock held by 2.7778, rounded to the nearest whole number.

      A total of 12,709,304 votes representing common stock, series A stock, series B stock, series C stock and series D stock are entitled to vote at the annual meeting. The presence of holders of a majority of the outstanding shares of common stock, series A stock, series B stock, series C stock and series D stock entitled to vote, voting as a single class, represented in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting.

                              ELECTION OF DIRECTORS

      Your vote is requested in favor of seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death. The board, pursuant to the recommendation of the Company's nominating committee, has selected the following seven persons as nominees:

            T. Stephen Thompson,
            Cecilia Chan,
            Harvey R. Colten, M.D.,
            Judy Lau,
            Levi H.K. Lee, M.D.,
            Eric L. Sorkin, and
            Frederick W. Wackerle.

      If you sign and return your proxy (whether by mail, telephone or Internet) your shares will be voted for the director slate nominated by the board except to the extent that you withhold authority for any nominee(s). Each of the above nominees has indicated a willingness to serve. Should any nominee become unavailable prior to the annual meeting, your proxy representative will vote your shares for the person or persons recommended by the board to the extent you authorize.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE NOMINEES FOR THE BOARD OF DIRECTORS.

Security Ownership of Certain Beneficial Owners, Directors and Management

      The following table sets forth, as of November 11, 2005, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of our common stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of the outstanding common stock, (ii) each director, (iii) our chief executive officer and four most highly compensated executive officers and (iv) all executive officers and directors as a group. Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power.

                                        Number of Shares      Percentage of
                                        of Common Stock     Outstanding Shares
          Name and Address             Beneficially Owned    of Common Stock
------------------------------------   ------------------   ------------------

T. Stephen Thompson(1)                   524,188 shares                   4.40%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL 60061

Cecilia Chan(2)                          348,130 shares                   2.91%
c/o Immtech International, Inc.
One North End Ave.
New York, NY 10282

Carol Olson, M.D., Ph.D.(3)              13,333 shares                    0.11%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL 60061

Gary C. Parks(4)                         99,333 shares                    0.84%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL 60061

Daniel M. Schmitt(5)                      6,667 shares                    0.06%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL 60061

Harvey Colten, M.D.(6)                   69,004 shares                    0.59%
c/o Office of the Dean
Columbia University
Medical Center
630 West 168th Street
New York, NY 10032

Judy Lau(7)                              52,375 shares                    0.45%
Convergent Business Group Co. Ltd.
Room 1801, 18th Floor, Kwai Hung
Holdings Centre, 89 King's Road
North Point, Hong Kong

Levi H.K. Lee, M.D.(8)                   248,395 shares                   2.11%
1405 Lane Crawford House
70 Queens Road
Central, Hong Kong

                                        Number of Shares      Percentage of
                                        of Common Stock     Outstanding Shares
          Name and Address             Beneficially Owned    of Common Stock
------------------------------------   ------------------   ------------------

Eric L. Sorkin(9)                        349,165 shares                   2.91%
c/o Immtech International, Inc.
One North End Ave.
New York, NY 10282

Frederick W. Wackerle(10)                111,188 shares                   0.94%
3750 N. Lake Shore Drive
Chicago, IL 60613

All executive officers and directors    1,821,778 shares                 14.06%
as a group (10 persons)

(1) Includes (i) 283,372 shares of common stock; (ii) 45,249 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 12,500 shares of common stock issuable upon the conversion of series B preferred stock;
(iv) 25,000 shares of common stock issuable upon the exercise of warrants as follows: warrant to purchase 20,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted) and warrant to purchase 5,000 shares of common stock at $6.125 per share by September 25, 2007; and (v) 158,067 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 8,872 shares of common stock at $0.46 per share by March 21, 2006, vested option to purchase 14,195 shares of common stock at $1.74 per share by April 16, 2008, vested option to purchase 40,000 shares of common stock at $21.66 per share by November 5, 2013, vested option to purchase 75,000 shares of common stock at $2.55 per share by December 24, 2012 and the vested portion of 20,000 shares of an option to purchase 30,000 shares of common stock at $9.41 per share by September 8, 2014.

(2) Includes (i) 48,504 shares of common stock; (ii) 5,781 shares of common stock issuable upon the conversion of series B preferred stock; (iii) 225,512 shares of common stock issuable upon the exercise of warrants as follows: vested warrant to purchase 50,123 shares of common stock at $6.47 per share by July 24, 2008, vested warrant to purchase 173,077 shares of common stock at $6.47 per share by October 12, 2008, and vested warrant to purchase 2,312 shares of common stock at $6.125 per share by September 25, 2007; and (iv) 68,333 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 25,000 shares of common stock at $21.66 per share by November 5, 2013, vested option to purchase 30,000 shares of common stock at $2.55 per share by December 24, 2012 and the vested portion of 13,333 shares of an option to purchase 20,000 shares of common stock at $9.41 per share by September 8, 2014.

(3) Includes 13,333 shares of common stock issuable upon the exercise of options as follows: the vested portion of 13,333 shares of an option to purchase 40,000 shares of common stock at $8.38 per share by October 17, 2014.

(4) Includes (i) 21,876 shares of common stock; (ii) 2,262 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 1,000 shares of common stock issuable upon the exercise of warrants as follows: warrant to purchase 1,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 74,195 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 14,195 shares of common stock at $1.74 per share by April 16, 2008, vested option to purchase 10,000 shares of common stock at $10.00 per share by July 19, 2011, vested option to purchase 15,000 shares of common stock at $21.66 per share by November 5, 2013, vested option to purchase 25,000 shares of common stock at $2.55 per share by December 24, 2012 and the vested portion of 10,000 shares of an option to purchase 15,000 shares of common stock at $9.41 per share by September 8, 2014.

(5) Includes 6,667 shares of common stock issuable upon the exercise of options as follows: the vested portion of 6,667 of an option to purchase 20,000 shares of common stock at $8.15 per share by November 3, 2014 and the vested portion of 0 shares of an option to purchase 10,000 shares of common stock at $13.82 per share by February 17, 2015.

(6) Includes (i) 1,088 shares of common stock; and (ii) 67,916 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 20,000 shares of common stock at $10.50 per shares by December 28, 2005, vested option to purchase 7,000 shares of common stock at $4.75 per share by December 18, 2006, vested option to purchase 7,000 shares of common stock at $2.55 per share by December 24, 2007, and the vested portion of 21,083 shares of an option to purchase 22,000 shares of common stock at $14.29 per share by February 1, 2014 and the vested portion of 12,833 of an option to purchase 22,000 shares of common stock at $11.03 by November 15, 2014.

(7) Includes 52,375 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 20,000 shares of common stock at $21.66 per share by November 5, 2013, the vested portion of 20,125 shares of an option to purchase 21,000 shares of common stock at $14.29 per share by February 1, 2014 and the vested portion of 12,250 of an option to purchase 21,000 shares of common stock at $11.03 by November 15, 2014.

(8) Includes (i) 137,296 shares of common stock; (ii) 11,312 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 52,037 shares of common stock issuable upon the conversion of series C preferred stock; and (iv) 47,750 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 20,000 shares of common stock at $21.66 per share by November 5, 2013, the vested portion of 17,250 shares of an option to purchase 18,000 shares of common stock at $14.29 per share by February 1, 2014 and the vested portion of 10,500 of an option to purchase 18,000 shares of common stock at $11.03 by November 15, 2014.

(9) Includes (i) 37,915 shares of common stock; (ii) 20,362 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 229,000 shares of common stock issuable upon the exercise of warrants as follows: vested warrant to purchase 46,923 shares of common stock at $6.47 per share by July 24, 2008, vested warrant to purchase 173,077 shares of common stock at $6.47 per share by October 12, 2008, and vested warrant to purchase 9,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 61,888 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 27,000 shares of common stock at $4.75 per share by December 18, 2006, vested option to purchase 972 shares of common stock at $2.55 per share by December 24, 2007, the vested portion of 21,083 shares of an option to purchase 22,000 shares of common stock at $14.29 per share by February 1, 2014 and the vested portion of 12,833 of an option to purchase 22,000 shares of common stock at $11.03 by November 15, 2014.

(10) Includes (i) 13,697 shares of common stock; (ii) 13,575 shares of common stock issuable upon the conversion of series A preferred stock; (iii) vested warrant to purchase 6,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 77,916 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 15,000 shares of common stock at $10.50 per share by December 28, 2005, vested option to purchase 22,000 shares of common stock at $4.75 per share by December 18, 2006, vested option to purchase 7,000 shares of common stock at $2.55 per share by December 24, 2007, the vested portion of 21,083 shares of an option to purchase 22,000 shares of common stock at $14.29 per share by February 1, 2014 and the vested portion of 12,833 of an option to purchase 22,000 shares of common stock at $11.03 by November 15, 2014.

Information about the Nominees, Executive Officers and Key Employees

      The tables below set forth the names and ages of our directors and executive officers, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

          Name             Age                Position with Immtech
------------------------   ---   -----------------------------------------------
T. Stephen Thompson         58   Director, President and Chief Executive Officer
Cecilia Chan                42   Director and Executive Vice President
Carol Olson, M.D., Ph.D.    52   Vice President and Chief Medical Officer

Gary C. Parks               55   Treasurer, Secretary and Chief Financial
                                 Officer
Daniel M. Schmitt           43   Vice President Licensing and Commercial
                                 Development
Harvey R. Colten, M.D.      66   Director
Judy Lau                    45   Director
Levi H.K. Lee, M.D.         64   Director
Eric L. Sorkin              46   Director
Frederick W. Wackerle       66   Director

      T. Stephen Thompson, President, Chief Executive Officer and Director and a director of Immtech Hong Kong Ltd. Mr. Thompson has served as a Director since November 27, 1991. He joined Immtech in April 1991 from Amersham Corporation, where he was President and Chief Executive Officer. He was responsible for Amersham Corporation's four North American divisions: Life Sciences, Radiopharmaceuticals, Diagnostics and Quality and Safety Products. In addition, he had direct responsibility for the Clinical Reagent (in vitro diagnostic) Division in the United Kingdom. He was employed by Amersham Corporation from 1986 to 1991. Mr. Thompson has 20 years experience in healthcare, with previous positions as President of a small diagnostic start-up, General Manager of the Infectious Disease and Immunology Business Unit in the Diagnostic Division of Abbott Laboratories from 1981 to 1986, and Group Marketing Manager for the Hyland Division of Baxter International Inc. from 1978 to 1981. Mr. Thompson is a member of the board of directors of Matritech, Inc. (AMEX: MZT). Mr. Thompson holds a B.S. from the University of Cincinnati and an M.B.A. from Harvard University.

      Cecilia Chan, Executive Vice President and Director. Ms. Chan has served as Director since November 16, 2001. She has 20 years of experience in making investments and business development. She began working on Immtech's growth strategy in 1998 as a private investor, spearheading Immtech's initial public offering in April 1999. She joined Immtech as Vice President in July, 1999 and was elected to our board of directors in November 2001. Ms. Chan is responsible for strategic development, creating joint ventures, fund raising and directing our uses of capital resources as we advance through milestones and various growth stages. Prior to joining Immtech, Ms. Chan was a Vice President at Dean Witter Realty, Inc. until 1993 and thereafter concentrated her efforts as a private investor until she joined Immtech. During her eight years at Dean Witter, Ms. Chan completed over $500 million in investments and was vice-president of public partnerships having assets in excess of $800 million. Since 1993, Ms. Chan has developed and funded investments in the United States and the PRC. She graduated from New York University in 1985 with a Bachelor of Science degree in International Business.

      Carol Ann Olson, M.D., Ph.D., Vice President and Chief Medical Officer. Dr. Olson is responsible for the management of the clinical trial programs and medical affairs of the Company, including the development of integrated clinical plans and management of medical related issues with worldwide regulators. Prior to joining Immtech, Dr. Olson worked at Abbott Laboratories, Pharmaceutical Division for eleven years in various capacities, most recently as Global Project Head and Global Medical Director for Anti-Infective Development. In this function, she had line management responsibility for strategic planning, execution of clinical development plans, manufacturing and commercialization, product safety, scientific communications and regulatory affairs for outpatient respiratory antibiotics, including Clarithromycin and Cefdinir. As part of her responsibilities at Abbott, Dr. Olson managed the filing of Investigative New Drug (IND) applications and New Drug Applications (NDA) with the United States Food and Drug Administration (FDA). Prior to this position Dr. Olson was Global Franchise Medical Director responsible for the Anti-Infective Franchise Program at Abbott from 2000 - 2002. In 2001, she participated on a team responsible for Medical Affairs Acquisition & Integration Management for the Knoll/BASF Pharma Acquisitions. During Dr. Olson's initial years at Abbott (1994 - 2000), she held a number of Medical Director Positions for different product groups in the Pharmaceutical Division. Dr. Olson received both her Medical Doctor degree and Ph.D., Biochemistry, from the University of Chicago. She received a Master of Science degree from North Dakota State University and attended Concordia College, where she earned a B.A. degree. Additionally, Dr. Olson was a Medical Fellow Specialist -- Division of Infectious Diseases, Department of Medicine at the University of Minnesota and Medical Resident, Department of Medicine at the University of Chicago. While at Abbott she earned a number of awards including the Chairman's Award, Abbott Laboratories (1994).

      Gary C. Parks, Treasurer and Chief Financial Officer. Mr. Parks joined Immtech in January 1994, having previously served at Smallbone, Inc., from 1989 until 1993, where he was Vice President, Finance. Mr. Parks was a Division Controller with International Paper from 1986 to 1989. Prior to that, he was Vice President, Finance, of SerckBaker, Inc., a subsidiary of BTR plc, from 1982 to 1986 and a board member of SerckBaker de Venezuela. Mr. Parks holds a B.A. from Principia College and an M.B.A. from the University of Michigan.

      Daniel M. Schmitt, Vice President, Licensing and Commercial Development. Mr. Schmitt is responsible for development and execution of commercial strategies for Immtech's pipeline of products. Mr. Schmitt has over 17 years of product planning and business development experience, having held similar positions in both large pharmaceutical and small biotechnology companies. Most recently, Mr. Schmitt was Director of Academic Partnerships at First Genetic Trust ("FGT"). Prior to joining FGT, Mr. Schmitt was Director of Global Oncology at Searle/Pharmacia, where he headed the teams responsible for developing strategies for launching and commercializing Searle's anti-angiogenesis and immunotherapy drug programs. During his career, he has led, or contributed to, the successful development and launch of over 12 pharmaceutical products, including 5 new chemical entities. Mr. Schmitt received his M.B.A. and a B.S. in Chemistry from West Virginia University and has held research positions affiliated with the National Foundation for Cancer Research and at the University of North Carolina School of Medicine.

      Harvey Colten, M.D., Director. Dr. Colten has served as Director since October 30, 2000. He is currently Vice President and Senior Associate Dean for Academic Affairs at Columbia University Health Sciences Division and College of Physicians and Surgeons. Prior to joining Columbia University, he served as Chief Medical Officer at iMetrikus, Inc., a healthcare Internet company focused on improving the communication between the patient, physician and the medical industry from 2000 until 2002, and prior to that he was the Dean of the Medical School and Vice President for Medical Affairs at Northwestern University from 1997 to 2000. He previously served as the Harriet B. Spoehrer Professor and Chair of the Department of Pediatrics and Professor of Molecular Microbiology at Washington University School of

Medicine, St. Louis, Missouri, whose faculty he joined in 1986. He earned a B.A. at Cornell University in 1959, an MD from Western Reserve University in 1963, and an M.A. (honorary) from Harvard in 1978. Following his clinical training, he was a researcher at the National Institutes of Health from 1965 to 1970. In 1970, he was appointed to the faculty at the Harvard Medical School, where he was named Professor of Pediatrics in 1979 and Chief of the Division of Cell Biology, Pulmonary Medicine, and Director of the Cystic Fibrosis Program at Children's Hospital Medical Center, Boston. He is a member of the Institute of Medicine and was Vice-Chair of its Council. He is a member of the American Society for Clinical Investigation, the Society for Pediatric Research, the Association of American Physicians, the American Pediatric Society, the American Association of Immunologists (former secretary and treasurer), and the American Society for Biochemistry and Molecular Biology. He is also a Fellow of the American Association for the Advancement of Science, the American Academy of Allergy and Immunology and the American Academy of Pediatrics. Dr. Colten is a Diplomat of the American Board of Pediatrics, served on the American Board of Allergy and Immunology, was a member of the National Heart, Lung, and Blood Institute Advisory Council, and serves on the board of directors of the Oasis Institute and the March of Dimes Scientific Advisory Council, in addition to many other Federal and private health groups that advise on scientific and policy issues. Dr. Colten also served as Vice Chairman of the board of directors of Parents as Teachers National Center. He has been on editorial boards and advisory committees of several leading scientific and medical journals, including the New England Journal of Medicine, Journal of Clinical Investigation, Journal of Pediatrics, Journal of Immunology, Annual Review of Immunology, Proceedings of the Association of American Physicians and American Journal of Respiratory Cell and Molecular Biology.

      Judy Lau, Director. Ms. Lau has served as Director since October 31, 2003. Since July 2002, Ms. Lau has served as the Chairperson of Convergent Business Group, a Hong Kong-based investment advisory firm with investments focused on life sciences, healthcare, livestock breed improvement, high-tech farm, bio-security and environmental engineering projects in the great China region. Among Ms. Lau's advisory clients are governmental entities from China and New Zealand. Between April 1998 and July 2002, Ms. Lau served in various capacities including having held the positions of General Manager for China Overseas Venture Capital Co. Ltd., Managing Director of America Online HK, Chief Executive Officer of the Good Fellow Group, and a consultant to Pacific Century Group.

      Levi Hong Kaye Lee, M.D., Director. Dr. Lee has served as Director since October 31, 2003. Dr. Lee has been in private medical practice, specializing in pediatrics, since 1971. His practice is located in Hong Kong. Dr. Lee received a B.A. in Biochemistry from the University of California, Berkeley, in 1962, and received his M.D. from the University of California, San Francisco, in 1966. Dr. Lee has served in the position of Director of Immtech Hong Kong Ltd. since June, 2003. He was appointed a Diplomat of the American Board of Pediatrics in 1971.

      Eric L. Sorkin, Director. Mr. Sorkin has served as Director since January 6, 2000. He is a private investor. Prior to 1994, Mr. Sorkin worked for eleven years at Dean Witter Realty Inc., a wholly owned subsidiary of Morgan Stanley, which grew to hold an investment portfolio of real estate and other assets of over $3 billion. He became a Managing Director in 1988 and was responsible for the acquisition, structuring and debt placement of various investments including real estate, fund management and asset-backed securities. Mr. Sorkin managed Dean Witter

Realty's retail (shopping center) portfolio of over two million square feet, and participated in the development of office, residential, industrial and retail property and in the acquisition of over five million square feet of properties. Since 1994, Mr. Sorkin has developed and funded investments in the United States and the PRC. He is a graduate of Yale University with a Bachelor of Arts degree in Economics.

      Frederick W. Wackerle, Director. Mr. Wackerle has served as Director since December 17, 2001. He is an author, private investor and consultant. He has been an advisor to Chief Executive Officers ("CEOs") and boards and previously was an executive search consultant for 40 years. Mr. Wackerle specialized in advising corporate boards on management succession. In the past ten years, he devoted a significant amount of his time to investing in and advising biotechnology companies on succession planning, and recruited CEO candidates and board members for companies that include Biogen, Inc., ICOS Corp., Amylin Pharmaceuticals, Inc., Enzon, Inc., Medtronic Inc. and Ventana Medical Systems. Mr. Wackerle has published a book on management succession entitled, "The Right CEO-Straight Talk About Making CEO Selection Decisions" (Jossey-Bass), and is a graduate of Monmouth College, Illinois, where he has been active on their Board of Trustees. He is also a board member of The Rehabilitation Institute of Chicago and an Executive Advisory Partner to Wind Point Partners, a private equity concern.

Meetings and Committees of the Board of Directors

      During the fiscal year ended March 31, 2005 ("Fiscal Year 2005"), the board of directors held a total of six board meetings and took action by unanimous written consent on two occasions. All of our directors have agreed to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or their earlier resignation, removal, disqualification or death. There are no arrangements between any director or executive officer and any other person pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers or persons nominated or appointed by the board to become directors or executive officers.

      The board of directors has an audit committee, a compensation committee and a nominating committee. The function, composition, and number of meetings of each of these committees are described below.

AUDIT COMMITTEE

      The audit committee (a) has sole authority to appoint, replace and compensate our independent auditors and is directly responsible for oversight of their work; (b) approves all audit fees and terms, as well as any permitted non-audit engagements; (c) meets and discusses directly with our independent auditors their audit work and related matters and (d) oversees and performs such investigations with respect to our internal and external auditing procedures and affairs as the audit committee deems necessary or advisable and as may be required by applicable law. The audit committee has adopted an audit committee charter which was attached as Appendix B to our 2003 Proxy Statement. The members of the audit committee are Directors Sorkin (Chairman), Colten and Lau. Each member of the audit committee is "independent" in accordance with the current listing standards of the American Stock Exchange. The audit committee took action seven times, by meeting or by written unanimous consent, during Fiscal Year 2005. The audit committee's report relating to Fiscal Year 2005 begins on page 40 of this proxy statement.

COMPENSATION COMMITTEE

      The compensation committee (a) annually reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management; (b) selects recipients of awards of incentive stock options and non-qualified stock options and establishes the number of shares and other terms applicable to such awards; and (c) construes the provisions of and generally administers the 2000 Plan. The members of the compensation committee are Directors Wackerle (Chairman), Lau and Sorkin. Each member of the compensation committee is "independent" in accordance with the current listing standards of the American Stock Exchange. The compensation committee's charter was attached as Appendix C to our 2003 Proxy Statement. The compensation committee took action eight times, by meeting or by unanimous written consent, during Fiscal Year 2005. The compensation committee's report on executive compensation relating to Fiscal Year 2005 begins on page 24 of this proxy statement.

NOMINATING COMMITTEE

      The nominating committee has authority to review the qualifications of, interview and nominate candidates for election to the board of directors. The nominating committee met once in anticipation of the Company's 2005 annual meeting. The nominating committee has adopted a charter which was attached as Appendix D to our 2003 Proxy Statement. The members of the nominating committee are Directors Colten (Chairman), Lee and Wackerle. Each member of the nominating committee is "independent" in accordance with the current listing standards of the American Stock Exchange. The nominating committee's report begins on page 17 of this proxy statement.

MEETING ATTENDANCE

      The board held six meetings, including regularly scheduled and special meetings, during the fiscal year ended March 31, 2005. Each Director attended at least 75% of (a) the total number of meetings of the board of directors and (b) the total number of meetings of all committees of the board of directors on which he or she served for Fiscal Year 2005. Five board members attended our prior year's annual meeting.

--------------------------------------------------------------------------------

NOMINATING COMMITTEE REPORT

      The members of the nominating committee have been appointed by the board of directors. The nominating committee is governed by a charter which has been approved and adopted by the board of directors and which will be reviewed and reassessed annually by the nominating committee.

      The following report of the nominating committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Company specifically incorporates this report by reference therein.

      The nominating committee consists of Directors Colten (chair), Lee and Wackerle. The nominating committee evaluates the efforts of the Company and its board of directors to maintain effective corporate governance practices. The committee identifies candidates for election to the board of directors.

      The primary functions of the nominating committee are to:

            -     Identify qualified candidates for election to the board,

            - Oversee the composition, structure and evaluation of the board and its committees,

            - Develop and maintain a set of corporate governance principles, and

            -     Monitor and safeguard the independence of the board

      The nominating committee will consider recommendations for director candidates submitted in good faith by stockholders. A stockholder recommending an individual for consideration by the nominating committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) and (iv) all information regarding the candidate(s) that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 150 Fairway Drive, Suite 150, Vernon Hills , Illinois 60061, Attention: Mr. Gary C. Parks.

      In order for a recommendation to be considered by the nominating committee for the 2006 annual meeting of stockholders, the Company must receive the recommendation no later than 5:00 p.m. local time (central) on July 1, 2006. Such recommendations must be sent to the Company via registered, certified or express mail. Properly submitted stockholder recommendations will be delivered to the nominating committee for consideration. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the nominating committee.

            Respectfully submitted,
            The Nominating Committee                  October 17, 2005

            Harvey R. Colten, M.D. (Chair)
            Levi Hong Kaye Lee, M.D.
            Frederick W. Wackerle

--------------------------------------------------------------------------------

Compensation of Directors and Executive Officers

      Summary Compensation Table. The following table sets forth certain information regarding the compensation of our Chief Executive Officer and our four most highly compensated executive officers for the fiscal years ended March 31, 2005, 2004 and 2003.

                                                    Annual         Long-Term
                                                 Compensation     Compensation
                                                 ------------   ----------------
       Name & Principal Position          Year    Salary ($)    Options/SARs (#)
---------------------------------------   ----   ------------   ----------------
T. Stephen Thompson(1)                    2005       $239,990             30,000
   President, Chief Executive             2004       $185,000             40,000
   Officer and Director                   2003       $150,000             75,000
Cecilia Chan(2)                           2005       $186,975             20,000
   Executive Vice President and           2004       $148,000             25,000
   Director                               2003       $120,000             50,000
Gary C. Parks(3)                          2005       $156,781             15,000
   Secretary, Treasurer and Chief         2004       $134,375             15,000
   Financial Officer                      2003       $143,250             25,000
Carol Olson, M.D., Ph.D.(4)               2005        $91,270             40,000
   Vice President and                     2004             --                 --
   Chief Medical Officer                  2003             --                 --
Daniel M. Schmitt(5)                      2005        $62,102             30,000
   Vice President Licensing and           2004             --                 --
   Commercial Development                 2003             --                 --
--------------------------------------------------------------------------------

(1) Mr. Thompson's salary increased from $210,000 per year to $263,294 per year effective September 1, 2004. On September 8, 2004, Mr. Thompson was issued options to purchase 30,000 shares of common stock at an exercise price of $9.41 per share. Such options vest over two years and expire ten years after date of grant. On November 5, 2003, Mr. Thompson was issued options to purchase 40,000 shares of common stock at an exercise price of $21.66 per share. Such options vest over two years and expire ten years after date of grant. On December 24, 2002, Mr. Thompson was issued options to purchase 75,000 shares of common stock at an exercise price of $2.55 per share. Such options vest over three years and expire ten years after date of grant.

(2) Ms. Chan's salary increased from $168,000 per year to $201,234 per year effective September 1, 2004. On September 8, 2004, Ms. Chan was issued options to purchase 20,000 shares of common stock at an exercise price of $9.41 per share. Such options vest over two years and expire ten years after date of grant. On November 5, 2003, Ms. Chan was issued options to purchase 25,000 shares of common stock at an exercise price of $21.66 per share. Such options vest over two years and expire ten years after date of grant. On December 24, 2002, Ms. Chan was issued options to purchase 50,000 shares of common stock at an exercise price of $2.55 per share. Such options vest over three years and expire ten years after date of grant.

(3) Mr. Parks' salary increased from $147,500 per year to $165,294 per year effective September 1, 2004. His salary for fiscal year ended March 31, 2003 includes a bonus of $18,250. On September 8, 2004, Mr. Parks was issued options to purchase 15,000 shares of common stock at an exercise price of $9.41 per share. Such options vest over two years and expire ten years after date of grant. On November 5, 2003, Mr. Parks was issued options to purchase 15,000 shares of common stock at an exercise price of $21.66 per share. Such options vest over two years and expire ten years after date of grant. On December 24, 2002, Mr. Parks was issued options to purchase 25,000 shares of common stock at an exercise price of $2.55 per share. Such options vest over three years and expire ten years after date of grant.

(4) Dr. Olson was hired as Vice President and Chief Medical Officer on October 18, 2004 with an annual salary of $200,000. On October 18, 2004, Dr. Olson was issued options to purchase 40,000 shares of common stock at an exercise price of $8.38 per share. Such options vest over three years and expire ten years after date of grant.

(5) Mr. Schmitt was hired as Director of Commercial Development on November 4, 2004 and became Vice President Licensing and Commercial Development in February 2005 with an annual salary of $165,000. On November 4, 2004, Mr. Schmitt was issued options to purchase 20,000 shares of common stock at an exercise price of $8.15 per share. Such options vest over three years and expire ten years after date of grant. On February 18, 2005, Mr. Schmitt was issued options to purchase 10,000 shares of common stock at an exercise price of $13.82 per share. Such options vest over three years and expire ten years after date of grant.

      Options/SAR Grants in Last Fiscal Year. The following table sets forth certain information with respect to grants made by the Company of stock options to the executive officers named above during the fiscal year ended March 31, 2005. No stock appreciation rights ("SARs") were granted to the named executive officers during such year.

                                                                                             Potential Realizable Value At
                                                                                             Assumed Annual Rates of Stock
                                                                                             Price Appreciation For Option
Individual Grants                                                                                        Term
------------------------------------------------------------------------------------------   -----------------------------
                                             Percent of Total
                               Number of       Options/SARs
                               Securities       Granted to
                               Underlying      Employees In       Exercise
                              Options/SARs     Fiscal Year      or Base Price   Expiration
Name                            Granted            2005            ($/SH)          Date       5% ($)              10% ($)
---------------------------   ------------   ----------------   -------------   ----------   --------            ---------
T. Stephen Thompson                 30,000              11.28            9.41   9/17/2014     459,837              732,213

Cecilia Chan                        20,000               7.52            9.41   9/17/2014     306,558              488,142

Gary C. Parks                       15,000               5.64            9.41   9/17/2014     229,918              366,107

Carol Olson, M.D., Ph.D.(1)         40,000              15.04            8.38   10/17/2014    546,005              869,422

Daniel M. Schmitt(2)                20,000               7.52            8.15   11/3/2014     265,510              422,780
                                    10,000               3.76           13.82   2/17/2015     225,113              358,455

(1)   Vice President and Chief Medical Officer since October 18, 2004.

(2)   Vice President Licensing and Commercial Development since February 18,
      2005.

      The following table sets forth certain information with respect to option and warrant exercises and values of the named executive officers for the fiscal year ended March 31, 2005.

                                                                                         Value of Unexercised
                                                         Number of Unexercised               In-The-Money
                              Shares                  Options/Warrants at Fiscal      Options/Warrants at Fiscal
                             Acquired                        Year End (#)                    Year End ($)
                                on        Realized    ---------------------------   ------------------------------
                           Exercise (#)   Value ($)   Exercisable   Unexercisable   Exercisable      Unexercisable
------------------------   ------------   ---------   -----------   -------------   -----------      -------------
T. Stephen Thompson                   0           0       141,405          51,662       999,162(1)         248,976(2)

Cecilia Chan                          0           0       288,356          33,956     1,741,012(3)         165,989(4)

Gary C. Parks                         0           0        58,947          21,248       380,505(5)          93,650(6)

Carol Olson, M.D., Ph.D.              0           0             0          40,000             0            161,600(7)

Daniel M. Schmitt                     0           0             0          30,000             0             71,400(8)
---------------------------------------------------------------------------------------------------------------------

----------

(1) Based on the March 31, 2005 value of $12.42 per share, minus the average per share exercise price of $3.58 multiplied by the number of shares underlying the options and warrants.

(2) Based on the March 31, 2005 value of $12.42 per share, minus the average per share exercise price of $3.58 multiplied by the number of shares underlying the options.

(3) Based on the March 31, 2005 value of $12.42 per share, minus the average per share exercise price of $3.58 multiplied by the number of shares underlying the options and warrants.

(4) Based on the March 31, 2005 value of $12.42 per share, minus the average per share exercise price of $3.58 multiplied by the number of shares underlying the option.

(5) Based on the March 31, 2005 value of $12.42 per share, minus the average per share exercise price of $3.58 multiplied by the number of shares underlying the options and warrants.

(6) Based on the March 31, 2005 value of $12.42 per share, minus the average per share exercise price of $3.58 multiplied by the number of shares underlying the options.

(7) Based on the March 31, 2005 value of $12.42 per share, minus the average per share exercise price of $3.58 multiplied by the number of shares underlying the option.

(8) Based on the March 31, 2005 value of $12.42 per share, minus the average per share exercise price of $3.58 multiplied by the number of shares underlying the options.

Employment Agreements

      Immtech entered into an employment agreement with Mr. Thompson in April of 1991 pursuant to which we retained Mr. Thompson as our President and Chief Executive Officer at an annual base salary of $150,000 (subject to annual adjustment by the board), plus certain fringe benefits and reimbursement for related business expenses. The agreement, which includes confidentiality and non-disclosure provisions, also grants to Mr. Thompson the right to receive an annual bonus to be established by the board in an amount not to exceed 60% of Mr. Thompson's annual base salary for each such year, which bonus Mr. Thompson has declined for each year to date. Mr. Thompson may accept bonus awards in future years but will not be paid a bonus for years previously declined. If the Company breaches the agreement or Mr. Thompson is terminated without cause, he is entitled to all payments which he would otherwise accrue over the greater of nine months from the date of termination or the remaining term under the agreement. Mr. Thompson's initial term extended through April 9, 1992, and has been automatically renewed for successive one-year terms since that date. Either party may terminate the agreement upon 30 days' notice to the other. In the event Mr. Thompson's employment with the Company is terminated for any reason, he is restricted from competing with the Company in any business in which the Company (i) is engaged at that time, (ii) is planning to become engaged and has made significant monetary investment in order to be engaged or (iii) was engaged at any time during his employment. The non-compete restriction period is 12 months from the date of Mr. Thompson's voluntary termination or an involuntary termination for cause, or for a period of nine months from the date of an involuntary termination, not for cause.

      Effective September 1, 2004, the Company's compensation committee increased Mr. Thompson's base salary from $210,000 to $263,294 annually and on September 8, 2004 granted to him incentive options to purchase 40,000 shares of the Company's common stock exercisable at $9.41. The options vest ratably over two years and expire on the day before the 10th anniversary of the date of grant. Mr. Thompson received no cash bonus for fiscal years ended March 31, 2004 and 2005.

Director Compensation for Fiscal Year Ended March 31, 2005

      We compensate each non-employee director for his or her service as a member of the board of directors through the grant to each such director of 20,000 options to purchase shares of common stock upon joining the board, options to purchase 15,000 shares for each year of board service, options to purchase 3,000 shares per year for each board committee appointment and options to purchase an additional 1,000 shares for serving as chairperson of a committee. Such options are generally granted at fair market value of the underlying securities on the date of grant and have a ten-year term vesting ratably over twenty-four months. Directors must remain on the board for such options to continue to vest. We reimburse directors for out-of-pocket expenses incurred in connection with their service as directors.

      On November 16, 2004, Dr. Harvey R. Colten was granted options to purchase a total of 22,000 shares of common stock for his board service during fiscal year ended March 31, 2005. He received (i) 15,000 for one year of service on the board and (ii) 7,000 for board committee appointments, 3,000 for each one-year appointment to our audit committee and nominating committee and 1,000 for chairing the nominating committee; such options have an exercise price of $11.03, an exercise period of ten years and vest ratably over 24 months.

      On November 16, 2004, Ms. Judy Lau was granted an option to purchase 21,000 shares of common stock for her board service during fiscal year ended March 31, 2005. With respect to the 21,000 share option tranche, she received
(i) 15,000 for one year of service on the board and (ii) 6,000 for board committee appointments, 3,000 for each one-year appointment to our audit committee and compensation committee; such options have an exercise price of $11.03, an exercise period of ten years and vest ratably over 24 months.

      On November 16, 2004, Dr. Levi H.K. Lee was granted an option to purchase 18,000 shares of common stock for his board service during fiscal year ended March 31, 2005. With respect to the 18,000 share option tranche, he received (i) 15,000 for one year of service on the board and (ii) 3,000 for a one-year appointment to our nominating committee; such options have an exercise price of $11.03, an exercise period of ten years and vest ratably over 24 months.

      On November 16, 2004, Mr. Eric L. Sorkin was granted options to purchase a total of 22,000 shares of common stock for his board service during the fiscal year ended March 31, 2005. He received (i) 15,000 for one year of service on the board and (ii) 7,000 for board committee appointments, 3,000 for each one-year appointment to our audit committee and compensation committee and 1,000 for chairing the audit committee; such options have an exercise price of $11.03, an exercise period of ten years and vest ratably over 24 months.

      On November 16, 2004, Mr. Frederick W. Wackerle was granted options to purchase a total of 22,000 shares of common stock for his board service during the fiscal year ended March 31, 2005. He received (i) 15,000 for one year of service on the board and (ii) 7,000 for board committee appointments, 3,000 for each one-year appointment to our nominating committee and compensation committee and 1,000 for chairing our compensation committee; such options have an exercise price of $11.03, an exercise period of ten years and vest ratably over 24 months.

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT

      Our compensation committee establishes levels of cash compensation and forms and amounts of non-cash compensation for our executive officers. The guiding principles of our compensation committee are as follows:

      o To provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability and other relevant criteria for the management requirements of our company,

      o To balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel,

      o To determine the extent and method of aligning the financial interest of our executive personnel with the interest of our stockholders in the appreciation of their investment,

      o Administer the Company's 2000 Stock Incentive Plan, as amended from time to time,

      o     Review compensation plans, programs and policies,

      o To use equity incentives to align the interests of our executive officers with the interests of stockholders, and

      o     Monitor the performance and compensation of executive officers.

      The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. The compensation committee's informal executive compensation philosophy (which applies generally to all Company management, including the Chief Executive Officer) considers a number of factors, which may include:

      o Providing levels of compensation competitive with companies at a comparable stage of development and in the Company's geographic area,

      o Integrating management's compensation with the achievement of performance goals, and

      o Recognizing and providing incentive for individual initiative and achievement.

      The compensation structure of the Company's executive officers, including its Chief Executive Officer, is based on competitive, market-based pay practices and performance evaluations, and generally includes a combination of base salary, discretionary bonuses and stock options. In setting compensation levels, the compensation committee considers data regarding compensation practices from a group of biotechnology and pharmaceutical companies that are believed to be generally comparable to the Company. The companies comprising this group are not necessarily included within the peer group index reflected in the performance graph

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

illustrated in this proxy statement. In setting our Chief Executive Officer's salary, we applied the same policy as applied in setting the compensation of our other executive officers. Effective September 1, 2004, our Chief Executive Officer's base salary was increased to $263,293 from $210,000 annually. He received options to purchase 40,000 shares of common stock exercisable at $9.41 per share and no cash bonus award in this fiscal year. As it has in the past, the compensation committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies.

      Base salary is not targeted at any particular level within the group of companies considered. Instead, total salary is determined based on a subjective assessment of the executive's performance and the Company's needs. Consistent with its belief that equity ownership by senior management is beneficial in aligning the interests of senior management with those of the stockholders, the Company provides potentially significant long-term incentive opportunities to its senior management through discretionary grants of stock options, thereby emphasizing the potential creation of long-term stockholder value. The compensation committee considers stock options effective long-term incentives because an executive can profit only if the value of the common stock increases. In making these grants, the compensation committee considers its subjective assessment of the Company's future prospects, an executive officer's current level of ownership of the common stock, the period during which an executive officer has been in a key position with the Company, individual performance and competitive practices within the comparative group of companies.

      No contingent compensation was paid to any officer for Fiscal Year 2005.

      In Fiscal Year 2005, we granted stock options to the Chief Executive Officer and other executive officers. These stock option grants were made pursuant to Second Amended and Restated Immtech International, Inc. 2000 Plan for the purpose of further increasing incentives for our officers to increase stockholder value. No stock appreciation rights or other forms of equity compensation were granted.

      Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for compensation paid to its chief executive officer and its four other highest-paid executive officers to the extent that any such individual's compensation exceeds $1 million, subject to certain exceptions. The compensation committee intends to take actions to minimize the Company's exposure to nondeductible compensation expense under Section 162(m). While keeping this goal in mind, the compensation committee also will try to maintain the flexibility that the committee believes to be an important element of the Company's executive compensation program.

      The compensation committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this compensation committee Report by reference therein.

      Respectfully submitted,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Compensation Committee                      October 17, 2005

            Frederick W. Wackerle (Chair)
            Judy Lau
            Eric L. Sorkin

--------------------------------------------------------------------------------

Stock Performance Graph
-----------------------

      The following graph shows a comparison of cumulative total stockholder returns for Immtech's common stock, the S&P 500 Index and the Peer Group. The graph assumes the investment of $100 on April 03, 2000, and the reinvestment of all dividends. The performance shown is not necessarily indicative of future performance.

                                [GRAPHIC OMITTED]

      The information contained in the graph above shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C promulgated under the Exchange Act, other than as provided in Item 402 of the SEC's Regulation S-K, or to the liabilities of
Section 18 of the Exchange Act, except to the extent that Immtech specifically requests that the information be treated as soliciting material or specifically incorporates it by reference in such filing.

                            TOTAL STOCKHOLDER RETURNS

                          Total Return To Stockholder's
                         (Dividends reinvested monthly)

                                                     ANNUAL RETURN PERCENTAGE
                                                            YEARS ENDED
Company Name / Index                        Mar 01   Mar 02   Mar 03   Mar 04   Mar 05
Immtech International, Inc.                 -79.65   -16.51    -6.25   311.58   -32.93
S&P 500 Index                               -21.68     0.25   -24.77    35.13     6.67
Peer Group                                  -57.71   -24.03   -68.34   158.50     0.30

                                                          INDEXED RETURNS
                              Base Period                   YEARS ENDED
Company Name / Index            April 00    Mar 01   Mar 02   Mar 03   Mar 04   Mar 05
Immtech International, Inc.          $100   $20.36   $17.00   $15.93   $65.59   $43.99
S&P 500 Index                         100    78.32    78.52    59.07    79.82    85.14
Peer Group                            100    42.29    32.12    10.17    26.29    26.37

Peer Group Companies
Cubist Pharmaceuticals, Inc. (NASDAQ: CBST)
EntreMed, Inc. (NASDAQ: ENMD)
Encysive Pharmaceuticals, Inc. (NASDAQ: ENCY)

                                   PROPOSAL 1

            ADOPTION OF PROPOSED AMENDMENT TO THE CERTIFICATE OF
            INCORPORATION TO CHANGE THE COMPANY'S NAME TO "IMMTECH PHARMACEUTICALS, INC." FROM "IMMTECH INTERNATIONAL,
            INC.", AS SET FORTH IN APPENDIX A.

      Immtech's stockholders are being asked to approve an amendment to the certificate of incorporation, which will change the name of the Company to "Immtech Pharmaceuticals, Inc." from "Immtech International, Inc." Immtech's board of directors adopted the amendment described above on September 22, 2005, subject to stockholder approval at the annual meeting.

      Our board believes that changing the name of the Company will more accurately reflect the nature of the Immtech's business and result in improved market recognition.

Vote Required for Approval

      The affirmative vote of a majority of the shares entitled to vote is required to approve the proposed amendment to the certificate of incorporation.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL 1 - ADOPTION OF PROPOSED
            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO "IMMTECH PHARMACEUTICALS, INC." FROM "IMMTECH INTERNATIONAL, INC."

                                   PROPOSAL 2

            ADOPTION OF PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT, ON OR BEFORE DECEMBER 15, 2007, A FORWARD SPLIT OF THE COMPANY'S COMMON STOCK OF UP TO THREE SHARES FOR EACH ONE SHARE OUTSTANDING AS OF THE RECORD DATE FOR THE STOCK SPLIT.

      Immtech's stockholders are being asked to approve an amendment to the Company's certificate of incorporation, which will permit the board of directors to effect, on or before December 15, 2007, a forward stock split of up to three shares for each one share outstanding as of the record date of the stock split. This proposal, if approved, will allow the board during the period to effect a forward stock split of the Company's common stock in any ratio up to (3:1) that the board determines to be in the best interest of the Company. Immtech's board of directors adopted the amendment described above on September 22, 2005, subject to stockholder approval at the annual meeting.

      Our board believes that, within the period stated, a forward stock split of up to three-to-one (3:1) may be in the Company's best interests, principally because it would give the board discretion should the market price of the Company's common stock rise, to adjust the price into a range that is more attractive to the financial community and the investing public and thereby making a broader market. The board anticipates that following a stock split our common stock share trading price would decrease which may encourage additional investors to invest. A stock split will increase the number of shares traded in the public market which we believe will establish a more liquid market in our common stock.

      The Company does not plan to issue fractional shares in connection with the forward stock split if the stock split ratio were to create fractional shares; stockholders who would otherwise be entitled to receive fractional shares will have the number of new shares to which they are entitled rounded to the nearest whole number of shares.

Effect of the Stock Split

      The proposed stock split would not change the stockholders' equity, nor would the split affect the relative rights of any stockholder or result in a dilution or diminution of any stockholder's proportionate interest in the Company. However, since the stock split would result in each stockholder's interest being represented by a greater number of shares, it is possible that higher aggregate brokerage commissions may be payable after a stock split upon a sale or transfer of a stockholder's same relative interest in common stock because that interest would be represented by a greater number of shares.

      In connection with the stock split, the number of shares of common stock underlying outstanding stock options, stock warrants and reserved for issuance under the Company's existing stock incentive plan would be proportionately adjusted pursuant to the terms of such agreements to reflect the stock split, and the per share exercise prices of outstanding options and warrants under such Company agreements would be proportionately reduced.

      We believe that a stock split would not result in the recognition of a taxable gain or loss to the stockholders for federal income tax purposes. In addition, we believe the tax basis for shares in the hands of a stockholder prior to the stock split will become the tax basis for the total number of shares to be held by such stockholder immediately after the stock split, and the holding period of the newly acquired shares will be deemed to be the same as the holding period of the corresponding shares held prior to the stock split.

Circular 230 Disclaimer

      Any discussion contained in this Proxy Statement as to federal, state or local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written in connection with the matters addressed herein. You should seek advice based on your particular circumstances from an independent tax advisor.

Implementation of the Stock Split

      If the board of directors determines to effect a stock split upon the authority granted by this Proposal 2, we will notify the American Stock Exchange and will submit an amended listing application to reflect it. We will publicly announce the results of the stockholder vote with respect to the stock split as promptly as practicable after the Meeting (or any adjournment).

      If approved by the stockholders and effected by the board of directors, we will implement the stock split by issuing an additional stock certificate to each stockholder of record as of the close of business on the effective date. The additional certificate will represent the additional shares and stockholders should retain their present certificates. Stockholders need not return their existing certificates to the Company or its transfer agent, although they may do so through the transfer agent if they wish to combine their shares in a single certificate.

      The board of directors reserves the right, even if this Proposal 3 is approved, not to effect any stock-split if it determines in its sole discretion that implementing a stock split is not in the best interest of the Company.

Impact on the Immtech's Consolidated Financial Statements

      The Immtech's reported amounts of authorized and issued common stock will also be adjusted on a basis equal to the stock split. The stock split will affect reported earnings (loss) per share amounts because of the increase in the number of shares of common stock outstanding.

Vote Required for Approval

      The affirmative vote of a majority of the shares entitled to vote is required to approve the proposed amendment to the certificate of incorporation.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL 2 - ADOPTION OF PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO EFFECT, ON OR BEFORE DECEMBER 15, 2007, A FORWARD SPLIT OF THE COMPANY'S COMMON STOCK OF UP TO THREE SHARES FOR EACH ONE SHARE OUTSTANDING AS OF THE RECORD DATE FOR THE STOCK SPLIT.

                                   PROPOSAL 3

            ADOPTION OF PROPOSED AMENDMENT TO THE COMPANY'S 2000 PLAN TO PERMIT THE BOARD OF DIRECTORS, OR AN INDEPENDENT COMMITTEE THEREOF, TO AMEND THE TERMS OF OUTSTANDING AWARDS GRANTED UNDER THE 2000 PLAN AS SET FORTH IN THE PROPOSED THIRD AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN ATTACHED HERETO AS APPENDIX B.

      Immtech's stockholders are being asked to approve an amendment to the 2000 Plan, which will permit the board of directors, or an independent committee thereof, to modify outstanding awards. Specifically, the amendment will grant authority to the board of directors, or an independent committee thereof, to, among other things, extend the exercise periods of outstanding stock options. The following Section 5.04 will be added to the end of Article 5 of the 2000
Plan:

            "Section 5.04 Modification of Outstanding Awards. The Committee shall have the power to modify the terms of any outstanding Award to the extent (i) the Committee had the power to set such term as of the date of grant and (ii) such modification does not materially impair the rights of the Award recipient (in terms of duration, vesting or exercise price, as applicable) without the recipient's consent. Without limiting the forgoing, the Committee shall have the power to extend the term of exercise of any outstanding Option."

      Immtech's board of directors adopted the amendment described above on September 22, 2005, subject to stockholder approval at the annual meeting.

      The 2000 Plan permits the grant of incentive and nonqualified stock options and restricted stock award (collectively, "Awards") to our employees, directors, consultants, advisors and other eligible persons. No Awards other than stock options have been granted to date.

      Our board believes that permitting the board of directors to modify the terms of outstanding awards will allow us to obtain the full benefit of those options, i.e. to retain the services of key individuals essential to our long-term growth and financial success. We rely on stock awards to attract and retain key employees and other individuals and believe that such equity incentives are necessary for us to remain competitive with regard to attracting and retaining qualified individuals.

      This amendment to the 2000 Plan will allow the compensation committee to extend the exercise periods of outstanding stock options to up to 10 years.

      A summary of the 2000 Plan, as proposed to be amended, is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the 2000 Plan, as proposed to be amended, a copy of which is attached as Appendix B.

                               Purpose of the Plan

      The purpose of the Plan is to promote the long-term success of Immtech and its subsidiaries and to increase stockholder value by:

      o attracting and retaining key employees and directors of outstanding ability,

      o encouraging key employees and directors to focus on long-range objectives, and

      o further aligning the interests of key employees and directors with the interests of the stockholders.

Administration of the Plan

      The Plan is administered by the members of the compensation committee of the board of directors, all of whom are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The compensation committee, subject to the provisions of the 2000 Plan:

      o     selects persons to receive awards from among those eligible,

      o determines the types of awards and the number of shares of common stock covered by such awards,

      o establishes the terms, conditions, restrictions and other provisions of awards, and

      o     amends, modifies, cancels or suspends awards.

      The compensation committee has authority to interpret the 2000 Plan and all agreements and other instruments relating to awards, to adopt, amend and rescind rules for the administration of the 2000 Plan and to make such other determinations and take such other actions that it deems necessary or advisable for the effective administration of the 2000 Plan. The compensation committee may delegate to one or more officers the power to make Awards to employees who are not executive officers subject to the reporting requirements of Section 16 of the Exchange Act.

Types of Awards

      The compensation committee may award options to purchase shares of Immtech common stock and restricted shares of Immtech common stock under the 2000 Plan.

Number of Shares That May Be Awarded

      Immtech may grant options to purchase for cash an aggregate of not more than 2,200,000 shares of Immtech common stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or other corporate reorganization. The total number of shares currently covered by the 2000 Plan represents 8.50% of the shares of common stock and preferred stock on an as if converted basis outstanding as of September 30, 2005.

      The 2000 Plan provides for the use of authorized but unissued shares or treasury shares. To the extent any shares of common stock covered by an award are forfeited, not issued or cease to be issuable for any reason, including, without limitation, because the award is terminated, canceled or expires unexercised, then the shares of common stock subject to such award may again be used for further awards under the 2000 Plan.

Term of the 2000 Plan

      The 2000 Plan became effective on March 30, 2000. The 2000 Plan amendment will become effective when approved by the stockholders. Unless the 2000 Plan is earlier terminated in accordance with its provisions, no awards will be made under the 2000 Plan after March 30, 2010, but outstanding options and restrictions on restricted shares issued under the 2000 Plan may extend beyond that date.

Eligibility to Receive Awards

      Unless otherwise determined by the compensation committee, the compensation committee may designate awards of restricted stock and stock options to employees and any other person providing material services to us including directors, consultants, advisors, independent contractor and the five officers of Immtech listed herein. Non-employee directors and individuals providing services may receive stock options as set forth in the 2000 Plan, but are not eligible to receive incentive stock options.

Provisions Applicable to Stock Options

      Exercise Price. The compensation committee may grant options to purchase Immtech common stock for cash or other items of value including stock or convertible securities. The compensation committee has discretion in granting Awards, however, the exercise price of any incentive stock option ("ISO") may not be less than 100% of the fair market value of our common stock on the date of the grant.

      Term of Options; Incentive Stock Options. Unless otherwise determined by the compensation committee, options may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the provisions of the Code, certain of the options granted under the 2000 Plan may be designated "incentive stock options". Incentive stock option grants shall not exceed $100,000 of aggregate fair market value to any one participant during any calendar year. No ISO may be granted under the 2000 Plan more than ten years after the 2000 Plan's initial adoption.

      Written Agreement. Each stock option granted under the 2000 Plan will be evidenced by a written agreement, in such form as may be specified by the compensation committee, issued by Immtech and setting forth the terms, conditions and other provisions of the stock option, including the number of shares covered by the stock option, the exercise price per share, the term of the stock option and the vesting schedule. A recipient of a stock option award may not exercise the stock option until he or she executes and delivers such agreement to Immtech.

      Transferability Restrictions. A stock option issued under the 2000 Plan by its terms will be personal, and may not without the consent of the compensation committee be sold, pledged, assigned, exchanged, encumbered, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

      Grant Limits. In no event shall the compensation committee grant options(s) to purchase more than 75,000 shares of common stock to one participant in any 12 month period.

      Rights After Termination of Employment. Unless otherwise determined by the compensation committee:

      o No option may be exercised more than three months after termination of an optionee's employment or directorship for any reason other than death, disability or retirement as defined in the 2000 Plan.

      o If an optionee retires or if employment or directorship terminates pursuant to permanent disability or death, such optionee's option shall terminate twelve months after the date of retirement or such termination, as the case may be.

      Payment of Exercise Price. Because the options are to be granted as incentives, Immtech will not receive any cash consideration for granting options. Payment in full of the option price must be made upon exercise of any option.

      Amendment of Outstanding Awards. The compensation committee may amend any award under the 2000 Plan to the extent the committee had the power to set such term as of the date of grant, provided that no such amendment may materially impair the rights of the holder of an award granted without such award holder's consent. The compensation committee may accelerate the exercisability of any option or the termination of any restriction under any award.

Stock Option Grants to Non-Employee Directors

      The compensation committee may grant to each non-employee director who is elected at or who remains in office following an annual meeting, immediately following such meeting, an option to purchase such number of shares of Immtech common stock as shall be determined by the compensation committee. Each non-employee director who is elected or appointed a director other than at an annual meeting may be granted upon such election or appointment an option to purchase such number of shares of Immtech common stock as shall be determined by the compensation committee.

Provisions Applicable to Restricted Stock Awards

      Terms, Conditions and Restrictions. The compensation committee has authority to establish the terms, conditions, restrictions and other provisions of each restricted stock award. Unless otherwise specified by the compensation committee, restricted shares shall be restricted for a period of at least one year and not more than ten years. Until such time as the restrictions on the restricted shares terminate, Immtech or its designee will hold the certificates for such restricted shares in escrow on the recipient's behalf.

      Agreements and Stock Legends. A restricted stock award will be evidenced by a written agreement, in such form as may be specified by the compensation committee, issued by Immtech and setting forth the terms, conditions, restrictions and other provisions of the award. Stock certificates for restricted shares may, if the compensation committee so determines, bear a legend referring to the restrictions and the instruments to which the shares are subject.

      Transferability Restrictions. During the applicable restriction period, restricted shares may not be sold, pledged, assigned, exchanged, encumbered, hypothecated, transferred or disposed of in any manner.

Termination and Amendment of the 2000 Plan

      The board of directors may at any time suspend or terminate the 2000 Plan and the board of directors or compensation committee may amend or modify the 2000 Plan and amend, cancel or suspend any award made under the 2000 Plan; provided, however, that without the consent of the recipients affected, no such suspension, termination, cancellation, amendment or modification may materially impair the rights of such recipients with respect to awards previously granted, except as provided in the 2000 Plan. Certain amendments and modifications specified in the 2000 Plan, including an amendment to increase the number of shares issuable under the 2000 Plan, may not be made, however, without the requisite vote of Immtech's stockholders.

Benefits to Named Executive Officers and Others

      During Fiscal Year 2005, options to purchase 391,000 shares were granted under the 2000 Plan to 25 persons at a weighted average exercise price of $10.34 per share. A grant to purchase 517 shares was terminated by cashless exercise and are again available for issuance pursuant to the terms of the 2000 Plan. During Fiscal Year 2005, options to purchase 1,330,057 shares were outstanding under the 2000 Plan and the Immtech International, Inc. 1992 Stock Option Plan ("1992 Plan"), 23,000 shares were issued upon exercise of options granted under the 2000 Plan, there were no restricted stock awards and there remained 1,049,250 shares available under the 2000 Plan. Awards and shares reserved under the 2000 Plan are subject to appropriate adjustment in the event of a stock split or other recapitalization. No additional options or awards are available for issuance under the 1992 Plan.

      During fiscal year 2006 (through September 30, 2005), options to purchase 38,500 shares have been granted under the 2000 Plan to five persons at a weighted average exercise price of $11.64 per share. During fiscal year 2006 (through September 30, 2005), options to purchase 1,246,051 shares were outstanding under the 2000 Plan and the 1992 Plan, and 44,928 shares have been issued upon exercise of options granted under the 2000 Plan. During the remainder of fiscal year 2006, the compensation committee, in its discretion, may grant additional awards to eligible participants under the 2000 Plan.

Foreign Jurisdictions

      In order to foster and promote achievement of the material purposes of the 2000 Plan in foreign jurisdictions and to fairly accommodate for differences in local law, tax policy or custom, the compensation committee may modify the terms of the 2000 Plan or provide additional terms.

These modifications or additional terms may be reflected in sub-plans, supplements or alternative versions of the 2000 Plan.

Vote Required for Approval

      The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the proposed amendment to the 2000 Plan.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL 3 - ADOPTION OF PROPOSED AMENDMENT OF OUR 2000 PLAN TO PERMIT THE BOARD OF DIRECTORS, OR COMMITTEE THEREOF, TO AMEND THE TERMS OF THE OUTSTANDING AWARDS GRANTED UNDER THE 2000 PLAN.

                            EQUITY COMPENSATION PLANS

Equity Compensation Plans Approved by Stockholders

      The following table provides information as of March 31, 2005 with respect to shares of Immtech common stock that may be issued under its existing equity compensation plans, including the 2000 Plan. Stockholders approved Immtech's 2000 Plan on March 30, 2004, approved Amendment No. 1 at our annual meeting held on November 15, 2002 and approved Amendment No. 2 at our annual meeting held on November 12, 2004.

      For a further description of the 2000 Plan, please see Note 7 of Immtech's Notes to Consolidated Financial Statements in Immtech's 2005 annual report on Form 10-K accompanying this proxy statement.

                                Equity Compensation Plan Information
---------------------------------------------------------------------------------------------------
                                                                              Number of securities
                                                                               remaining available
                                                                               for future issuance
                                                                                  under equity
                         Number of securities to        Weighted Average       compensation plans
                        be issued upon exercise of     exercise price of      (excluding securities
                           outstanding options,       outstanding options,        reflected in
                          warrants and rights(1)     warrants and rights(1)        column(a))
Plan Category                      (a)                        (b)                      (c)
---------------------   --------------------------   ----------------------   ---------------------
Equity compensation
   plans approved by
   stockholders(2)                       1,330,057                    $9.26               1,049,250

Equity compensation
   plans not approved
   by stockholders(3)                    2,740,412                    $7.51                      --
                        --------------------------   ----------------------   ---------------------
Total                                    4,070,469                    $8.08               1,049,250
---------------------------------------------------------------------------------------------------

(1) As adjusted for reverse stock splits that occurred on each of July 24, 1998 and January 25, 1999.

(2)   This category consists solely of options.

(3)   This category consists solely of warrants.

Equity Compensation Plans Not Approved by Stockholders

      None.

                                   PROPOSAL 4

                            RATIFICATION OF AUDITORS

      Our audit committee has appointed the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to be our independent auditors for the fiscal year ending March 31, 2006 and the board of directors recommends the stockholders vote for ratification of that appointment. Deloitte & Touche LLP served in this capacity for the fiscal year ended March 31, 2005 and has been our independent auditor since 1996.

      The audit committee appoints our independent auditors annually and the board of directors subsequently requests ratification of such appointment by the stockholders at the Company's annual meeting. The audit committee reviews and approves in advance the scope of the audit, the types of non-audit services that we will need and the estimated fees for the coming year. The audit committee also reviews and approves any non-audit services provided by our independent auditors to ensure that any such services will not impair the independence of the auditors. To the extent that our management believes that a new service or the expansion of a current service provided by our accountants is necessary, such new or expanded service is presented to the audit committee or one of its members for review and approval.

      Before making its selection, the audit committee carefully considered Deloitte & Touche LLP's qualifications as independent auditors, which included a review of Deloitte & Touche LLP's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The audit committee expressed its satisfaction with Deloitte & Touche LLP in these respects.

      Stockholder ratification of the audit committee's selection of Deloitte & Touche LLP as the Company's independent auditors is not required by law, the Company's bylaws or otherwise. However, the board of directors is submitting the audit committee's selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL NO. 4 - RATIFICATION OF
            DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR
            THE FISCAL YEAR ENDING MARCH 31, 2006

Independent Auditors

      Deloitte & Touche LLP served as our independent auditors for the fiscal years ended March 31, 1996 through March 31, 2005 and has been selected by the audit committee to continue for the fiscal year ending March 31, 2006. Representatives of Deloitte & Touche LLP will be present at the annual meeting, with the opportunity to make a statement should they desire to do so, and be available to respond to appropriate questions.

      The following table presents the aggregate fees billed for professional services rendered by Deloitte & Touche LLP in fiscal years 2004 and 2005. Other than as set forth below, no professional services were rendered or fees billed by Deloitte & Touche LLP during the years ended March 31, 2004 or 2005.

                                                       Fiscal Year   Fiscal Year
                                                          2005          2004
                                                       -----------   -----------
            Audit Fees(1) ..........................      $192,000      $219,000
            Audit Related Fees .....................            --            --
                                                       -----------   -----------
            Total Audit and Audit Related Fees .....       192,000       219,000
            Tax Fees(2) ............................         7,000         4,000
            All Other Fees .........................            --            --
                                                       -----------   -----------
                Total Fees .........................      $199,000      $223,000
                                                       ===========   ===========

----------

(1) Includes fees and out-of-pocket expenses for the following services: audit of the consolidated financial statements, quarterly reviews, SEC filings and consents, financial accounting and reporting consultations, and costs in our fiscal year ended March 31, 2005 preparing the 2005 audit requirement for compliance with Sarbanes-Oxley Act section 404 and financial testing.

(2) Includes fees and out-of-pocket expenses for tax compliance, tax planning and advice.

For (1) above, the audit committee has determined that the provision of the non-audit services is compatible with maintaining the independence of the independent auditors and has determined there is no conflict of interest.

--------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT

      The members of the audit committee have been appointed by the board of directors. The audit committee is governed by a charter, which has been approved and adopted by the board of directors and which will be reviewed and reassessed annually by the audit committee. The audit committee is comprised of three independent directors.

      The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

      The audit committee assists the board of directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company's auditing, accounting and financial reporting processes.

      The audit committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The audit committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1.

      Management is responsible for the preparation and integrity of the Company's financial statements and the independent auditors are responsible for the examination of those statements. The audit committee reviewed the Company's quarterly reports on Form 10-Q and audited financial statements for the Company's fiscal year ended March 31, 2005, and met with both management and the Company's independent auditors to discuss those quarterly reports and financial statements.

      Based upon these reviews and discussions, the audit committee has recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2005.

            Respectfully submitted,
            The Audit Committee                       October 17, 2005

            Eric L. Sorkin (Chair)
            Harvey R. Colten, M.D.
            Judy Lau

--------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

      None.

Section 16(A) Beneficial Ownership Reporting Compliance

      Federal securities laws require directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their initial ownership and subsequent acquisitions, dispositions or other transfers. We must disclose whether any person required to file such a report may have failed to do so in a timely manner. Except as previously reported, to our knowledge, all of our directors, executive officers and beneficial owners of more than 10% of our common stock subject to such reporting obligations satisfied their reporting obligations for the fiscal year ended March 31, 2005.

Annual Report and Financial Statements

      A copy of our annual report on Form 10-K for the fiscal year ended March 31, 2005, including audited financial statements, accompanies this notice of annual meeting and proxy statement. No portion of the annual report on Form 10-K is incorporated herein or is considered to be proxy-soliciting material.

      We will provide without charge additional copies of our annual report on Form 10-K for the fiscal year ended March 31, 2005, to any stockholder upon written request. Requests should be directed to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, attention: Mr. Gary C. Parks.

Solicitation of Proxies

      Our officers, directors and employees may solicit proxies from stockholders. We pay no additional compensation to our officers, directors or employees for such solicitation. Solicitations may be made personally, or by mail, facsimile or other electronic means, telephone, or messenger. We may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. Additionally, the board of directors has engaged the firm of Georgeson & Company, Inc. to aid in the solicitation of proxies. The cost of solicitation will be borne by the Corporation and is estimated at $10,000.

Other Matters

      The board does not intend to bring any other business before the meeting, and the board is not currently aware of any other matters to be voted on at the annual meeting except as disclosed in the notice of annual meeting of stockholders. However, if any other matters are properly presented at the annual meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders' proxy representative, Mr. Gary
C. Parks.

Stockholders' Proposals For Next Annual Meeting

      Any proposals of stockholders intended to be included in the proxy statement for the 2006 annual meeting of the stockholders must be received by us not later than July 1, 2006, and must otherwise comply with applicable requirements and laws. All notices or proposals, whether or not to be included in our proxy materials, must be sent to our principal executive offices at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, Attention: Mr. Gary C. Parks.

      If a stockholder intends to submit a proposal at Immtech's annual meeting in 2006, which proposal is not intended to be included in Immtech's proxy statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to Immtech not later than July 1, 2006. If such a stockholder fails to submit the proposal in accordance with the deadline described above, Immtech will not be required to provide any information about the nature of the proposal in its proxy statement and the proxy holder will be allowed to use their discretionary voting authority if the proposal is raised at Immtech's annual meeting in 2006.

      Stockholders may contact Immtech's Secretary for requirements for making stockholder proposals and nominating Director candidates.

      Stockholders are urged to complete, sign, date and mail the proxy in the enclosed envelope, postage for which has been provided for mailing in the United States. Your prompt response is appreciated.

                                        By order of the Board of Directors,


                                        /s/ T. Stephen Thompson
                                        ----------------------------------------
                                        T. Stephen Thompson
                                        President and Chief Executive Officer


Dated: November 16, 2005

[Logo]      IMMTECH INTERNATIONAL, INC.
--------------------------------------------------------------------------------

ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IMMTECH INTERNATIONAL, INC. FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2005

The undersigned hereby appoints Gary C. Parks as true and lawful agent and proxy ("Proxy") to represent the undersigned at the annual meeting of stockholders of Immtech International, Inc. ("Immtech") on December 16, 2005, at 10:00 a.m. (Central) at the Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018 and at any adjournment or postponement thereof, and authorizes said Proxy to vote all shares of Immtech shown on the other side of this card with all the powers the undersigned would possess if personally present thereat.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, "FOR" THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT THE COMPANY'S NAME CHANGE, "FOR" THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A FORWARD SPLIT OF THE COMPANY'S COMMON STOCK OF UP TO THREE SHARES FOR EACH ONE SHARE OUTSTANDING, "FOR" THE AMENDMENT OF THE COMPANY'S 2000 PLAN TO PERMIT THE BOARD OF DIRECTORS, OR AN INDEPENDENT COMMITTEE THEREOF, TO AMEND THE TERMS OF OUTSTANDING AWARDS GRANTED UNDER THE 2000 PLAN, "FOR" THE RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION OF INDEPENDENT AUDITORS, AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXY. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF IMMTECH DATED NOVEMBER 16, 2005, SOLICITING PROXIES FOR THE ANNUAL MEETING.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

AS SOON AS POSSIBLE, PLEASE SIGN, VOTE BY TELEPHONE OR INTERNET OR DATE AND MAIL YOUR PROXY CARD BACK!

--------------------------------------------------------------------------------

If you vote by telephone or Internet, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 1:00 a.m.
(CST), on December 16, 2005.
THANK YOU FOR VOTING

--------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                ADMISSION TICKET

      Please tear off this Admission Ticket. If you plan to attend the annual meeting of stockholders, you will need this ticket to gain entrance to the meeting.

      The annual meeting of stockholders will be held at the following address: the Hyatt Regency O'Hare Hotel, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018, at 10:00 a.m. (Central) on December 16, 2005. You should send in your proxy or vote electronically even if you plan to attend the meeting.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Stockholder Name

--------------------------------------------------------------------------------
Proxy - IMMTECH INTERNATIONAL, INC.
--------------------------------------------------------------------------------
PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A.    Election of Directors

The board of directors recommends a vote FOR the listed nominees.
--------------------------------------------------------------------------------

                                               FOR NOMINEES   WITHHOLD AUTHORITY
                                               ------------   ------------------
01 - T. Stephen Thompson                           [_]               [_]
02 - Cecilia Chan                                  [_]               [_]
03 - Harvey R. Colten, MD                          [_]               [_]
04 - Judy Lau                                      [_]               [_]
05 - Levi H.K. Lee, MD                             [_]               [_]
06 - Eric. L. Sorkin                               [_]               [_]
07 - Frederick W. Wackerle                         [_]               [_]

To withhold authority to vote for an
individual nominee or nominees, print
the name of such nominee(s) on the lines provided. _____________________________
________________________________________________________________________________

--------------------------------------------------------------------------------

B.    Issues

The board of directors recommends a vote FOR the following proposals.

                                                         FOR   AGAINST   ABSTAIN

Proposal No. 1 - to authorize the board of directors     [_]     [_]       [_]
   to amend the Company's certificate of incorporation to effect a change of the Company's name to "Immtech Pharmaceuticals, Inc." from "Immtech
   International, Inc."

Proposal No. 2 - to authorize the board of directors     [_]     [_]       [_]
   to amend the Company's certificate of incorporation to effect, on or before December 15, 2007, a forward split of the Company's common stock of up to three shares for each one share outstanding as of the record date for the stock split.

Proposal No. 3 - to approve an amendment to the          [_]     [_]       [_]
   Company's 2000 Plan to permit the board of directors, or an independent committee thereof, to amend the terms of outstanding awards granted under the 2000 Plan as set forth in the proposed Third
   Amended and Restated 2000 Stock Incentive Plan.

Proposal No. 4 - to ratify the audit committee's         [_]     [_]       [_]
   selection of Deloitte & Touche LLP as independent auditors.

Discretionary authority is hereby granted with respect   [_]     [_]
to such other matters as may properly come before the meeting or any adjournment or postponement thereof.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.

Signature 1 - Please keep       Signature 2 - Please keep
signature within the box        signature within the box       Date (mm/dd/yyyy)
-------------------------       -------------------------      -----------------

                                                               __/__/____
-------------------------       -------------------------      -----------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may chose one of the two methods outlined below to vote your proxy.

To vote using the Telephone
(within U.S. and Canada)                  To vote using the Internet

Call toll free 866-731-VOTE (8683) in     Go to the following web site:
the United States or Canada any time      www.computershare.com/us/proxy
on a touch tone telephone. There is NO
CHARGE to you for the call or log-on.     Enter the information requested on
                                          your computer screen and follow the
Follow the simple recorded                simple instructions.
instructions.

                                   APPENDIX A
                                   ----------

                           SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          IMMTECH PHARMACEUTICALS, INC.

      The following Amendment and Restatement of the Certificate of Incorporation of Immtech Pharmaceuticals, Inc. (the "Corporation") was adopted on December 16, 2005, in the manner indicated below.

      In accordance with Section 242(b) and Section 245 of the General Corporation Law of the State of Delaware, ARTICLE FIRST of the Amended and Restated Certificate of Incorporation of the Corporation is amended and restated to change the name of the Corporation to Immtech Pharmaceuticals, Inc. from Immtech International, Inc. This Second Amended and Restated Certificate of Incorporation was declared advisable and adopted by the Corporation's Board of Directors on September 22, 2005, and was approved by the consent of the stockholders of the Corporation at the annual meeting of the stockholders on December 16, 2005.

      The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 18, 1992.

                                  ARTICLE FIRST

      The name of the Corporation is Immtech Pharmaceuticals, Inc.

                                 ARTICLE SECOND

      The name and address of the Corporation's registered office in the State of Delaware is Vanguard Corporate Services, Ltd. located at 15 East North Street, Dover, DE 19901, in the County of Kent, or such other name and address as the Board of Directors of the Corporation may from time to time select.

                                  ARTICLE THIRD

      The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                 ARTICLE FOURTH

Section 1. Authorized Capital Stock. The total number of shares which the Corporation shall have the authority to issue shall be 105,000,000 shares, of which 100,000,000 shares shall be Common Stock, $0.01 par value, and 5,000,000 shares shall be Preferred Stock, $0.01 par value.

                                   APPENDIX A
                                   ----------

Section 2. Common Stock. The Board of Directors is hereby authorized to cause shares of Common Stock to be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors, or by way of stock split pro rata to the holders of the Common Stock. The Board of Directors may also determine the proportion of the proceeds received from the sale of such stock which shall be credited upon the books of the Corporation to capital or capital surplus.

      Each share of the Common Stock shall be equal in all respects to every other share of the Common Stock. Subject to any special voting rights of the holders of Preferred Stock fixed by or pursuant to the provisions of Section 3 of this Article Fourth, the shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.

      Unless otherwise required by the Act, the holders of shares of Common Stock shall not be entitled to vote on any amendments to or modifications of the rights and preferences of any class or series of shares of Preferred Stock of the Corporation.

      No holder of shares of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issues of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

      After the requirements with respect to preferential dividends on Preferred Stock (fixed by or pursuant to the provisions of Section 3 of this Article Fourth), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed by or pursuant to the provisions of Section 3 of this Article Fourth) and subject further to any other conditions which may be fixed by or pursuant to the provisions of
Section 3 of this Article Fourth, then, but not otherwise, the holders of Common Stock shall be entitled to receive dividends, if any, as may be declared from time to time by the Board of Directors.

      After distribution in full of the preferential amount (fixed by or pursuant to the provisions of Section 3 of this Article Fourth), if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each.

Section 3. Preferred Stock. Shares of Preferred Stock may be divided into and issued in such series, on such terms and for such consideration as may from time to time be determined by the Board of Directors of the Corporation. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of Preferred Stock shall be identical, except as to variations between different series in the relative rights and preferences as permitted or contemplated by the next succeeding sentence. Authority is hereby vested in the Board of Directors of the Corporation to establish out of shares of Preferred Stock

                                   APPENDIX A
                                   ----------

which are authorized and unissued from time to time one or more series thereof and to fix and determine the following relative rights and preferences of shares of each such series:

            (a) the distinctive designation of, and the number of shares which shall constitute, the series and the "stated value" or "nominal value," if any, thereof;

            (b) the rate of dividend applicable to shares of such series;

            (c) the price at and the terms and conditions on which shares of such series may be redeemed;

            (d) the amount payable upon shares of such series in the event of the involuntary liquidation of the Corporation;

            (e) the amount payable upon shares of such series in the event of the voluntary liquidation of the Corporation;

            (f) sinking fund provisions for the redemption or purchase of shares of such series;

            (g) the terms and conditions on which shares of such series may be converted, if such shares are issued with the privilege of conversion;

            (h) the voting powers, if any, of the holders of shares of the series, which may, without limiting the generality of the foregoing, include (i) the right to one or less than one vote per share on any or all matters voted upon by the stockholders and (ii) the right to vote, as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of the Corporation in the event there shall have been a failure to pay dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the Board of Directors may determine; provided, however, that in no event shall a share of Preferred Stock have more than one vote; and

            (i) any other such rights and preferences as are not inconsistent with the Delaware General Corporation Law.

      No holder of any share of any series of Preferred Stock shall be entitled to vote for the election of directors or in respect of any other matter except as may be required by the Delaware General Corporation Law, as amended, or as is permitted by the resolution or resolutions adopted by the Board of Directors authorizing the issue of such series of Preferred Stock.

      Except as required by the Act, amendments to or modifications of the rights and preferences of any series of Preferred Stock shall be approved by the vote of the shares of such series of Preferred Stock at a duly called meeting of such series or by the written consent of

                                   APPENDIX A
                                   ----------

holders of such series of Preferred Stock holding a majority of the outstanding shares of such series.

Section 4. Other Provisions. (a) The relative powers, preferences, and rights of each series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Section 3 of this Article Fourth, and the consent by class or series vote or otherwise, of the holders of the Preferred Stock or such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

            (b) Subject to the provisions of Subsection 1 of this Section 4, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

            (c) Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

            (d) No holder of any of the shares of any class or series of shares or securities convertible into such shares of any class or series of shares, or of options, warrants or other rights to purchase or acquire shares of any class or series of shares or of other securities of the Corporation shall have any preemptive right to purchase, acquire, subscribe for any unissued shares of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificate of indebtedness, debenture or other securities convertible into or exchangeable for shares of any class or series, or carrying any right to purchase or acquire shares of any class or series, but any such unissued shares, additional authorized issue of shares of any class or series of shares or securities convertible into or exchangeable for shares, or carrying any right to purchase or acquire shares, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

            (e) The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof or to reclassify the same and to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation or in any amendment hereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are hereinbefore prescribed, and all rights conferred upon stockholders in this Amended and Restated Certificate of Incorporation or any amendment thereto, are granted subject to this reservation.

                                   APPENDIX A
                                   ----------

            Each share of Common Stock which was issued and outstanding before June 30, 1998 was converted into 0.645260 issued and outstanding share of Common Stock, and in lieu of any fractional shares created by the above-provide-for reverse stock split, the Corporation paid to the holders thereof the fair value of such fractional shares in cash.

            Each share of Series A Preferred which was issued and outstanding before June 30, 1998 was reclassified into 0.645260 issued and outstanding share of Common Stock (after giving effect to the above-provided-for-reverse stock split), and in lieu of any fractional shares created by the above-provided-for reclassification, the Corporation paid to the holders thereof the fair value of such fractional shares in cash.

            Each share of Series A Preferred which was authorized but not outstanding prior to June 30, 1998, was eliminated.

            Each share of Series B Preferred which was issued and outstanding before June 30, 1998, was reclassified into 0.770086 issued and outstanding share of Common Stock (after giving effect to the above-provided-for reverse stock split), and in lieu of any fractional shares created by the above-provided-for reclassification, the Corporation paid to the holders thereof the fair value of such fractional shares in cash.

            Each share of Series B Preferred which was authorized but not outstanding prior to June 30, 1998, was eliminated.

            Each share of Common Stock which was issued and outstanding prior to February 2, 1999, was converted into 0.5 issued and outstanding share of Common Stock, and in lieu of any fractional shares created by the above-provided-for reverse stock split, the Corporation paid to the holders thereof the fair value of such fractional shares in cash. The above-provided-for reverse stock split did not change the total number of authorized shares of Common Stock or the par value of Common Stock.

                                  ARTICLE FIFTH

            The board of directors of the Corporation shall consist of not more than seven members.

                                  ARTICLE SIXTH

            The Corporation is to have perpetual existence.

                                 ARTICLE SEVENTH

            In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the bylaws of the Corporation.


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

                                   APPENDIX A
                                   ----------

                                 ARTICLE EIGHTH

            Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation. Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

                                  ARTICLE NINTH

            To the fullest extent permitted by the laws of the state of Delaware as the same exist or may hereafter be amended, a director of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the laws of the state of Delaware are amended, after approval by the stockholders of this provision, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extend permitted by the laws of the state of Delaware, as so amended. Any repeal or modification of this Article NINTH by the stockholders of this Corporation shall not adversely affect any right or protection of a director of this Corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.

                                  ARTICLE TENTH

            (i) This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of this Corporation), by reason of the fact that such person is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such act, suit or proceeding if the person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of this Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of this Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (ii) This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director or officer of another Corporation,

                                   APPENDIX A
                                   ----------

      partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and a manner he reasonably believed to be in or not opposed to the best interests of this Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Any indemnification under this paragraph and paragraph (A) of this Article TENTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraph A and this paragraph B of Article TENTH. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

            (iii) Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon the receipt of an invoice of the expenses and an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by the General Corporation Law of the State of Delaware. Expenses incurred by other persons may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

            (iv) In addition to the right of indemnification provided for in this article TENTH, this Corporation may, to the fullest and broadest extent permitted by applicable law, including, without limitation, the General Corporation Law of the State of Delaware as it may be amended from time to time, indemnify all other persons, including employees and agents of the Corporation or persons serving at the request of this Corporation as an employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, whom it may indemnify pursuant thereto.

            (v) The right of indemnification provided by this Article TENTH shall apply as to action by any person in his or her official capacity and as to action in another capacity while holding such office and shall continue as a to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (vi) The right of indemnification provided by this Article TENTH shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or

                                   APPENDIX A
                                   ----------

      otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and the Corporation may provide additional indemnity and rights to its directors, officers, employees or agents in excess of the indemnification and advancement otherwise permitted by the General Corporation Law of the State of Delaware, and subject only to the limits created by applicable Delaware law with respect to actions for breach of duty to the corporation, its stockholders and others. The right of indemnification provided herein shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (vii) The right of indemnification provided by this Article TENTH shall be deemed to be a contract between this Corporation and each director, officer, employee or agent of this Corporation who serves in such capacity, both as to action in his official capacity and as to action in another capacity while holding such office, at any time while this Article TENTH and the relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect, and repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

            (viii) Notwithstanding any provision of this Article TENTH to the contrary, this Corporation may, but shall not be obligated to, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not this Corporation would have the power to indemnify him or her against such liability.

            (ix) For purposes of this Article TENTH, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries, and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article TENTH.

                                ARTICLE ELEVENTH

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or

                                   APPENDIX A
                                   ----------

hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

      IN WITNESS WHEREOF, the undersigned Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer, who affirms, under penalties of perjury, that the facts stated herein are true and that this Amended and Restated Certificate of Incorporation was adopted by a majority of the stockholders in accordance with Section 242(b) and
Section 245.

                                       IMMTECH PHARMACEUTICALS, INC.


                                       By:
                                           -------------------------------------
                                           T. Stephen Thompson
                                           President and Chief Executive Officer

      This Amended and Restated Certificate of Incorporation is attested by the Secretary of the Corporation on this 16th day of December, 2005.

                                       Attest:


                                       -----------------------------------------
                                       Secretary

                                   APPENDIX B
                                   ----------

              THIRD AMENDED AND RESTATED IMMTECH INTERNATIONAL INC.

                            2000 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                     GENERAL
                                     -------

      Section 1.01 Purpose. The purpose of the Plan is to enable the Company to attract, retain and reward employees, directors and other individuals who are providing significant services to the Company, by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success through the award of Incentive Stock Options, Nonqualified Stock Options and Stock Awards.

      Section 1.02 Effective Date. The Plan is effective as of March 30, 2000 (the "Effective Date") and shall remain in effect until terminated in accordance with Article VIII; provided, however, in no event may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the Effective Date.

      Section 1.03 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the employees, directors and other individuals providing material services to the Company, those persons who will be granted one or more Awards under the Plan, and thereby become Participants in the Plan.

      In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company.

      Section 1.04 Operation and Administration. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Article V (relating to operation and administration).

                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

      When used in the Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

      Section 2.01 "Award" means any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Incentive Stock Options, Nonqualified Stock Options and Stock Awards.

      Section 2.02 "Board" means the Board of Directors of the Company.

                                   APPENDIX B
                                   ----------

      Section 2.03 "Cause" means, in the reasonable judgment of the Committee, a Participant's habitual intoxication, drug addiction, material theft, proven dishonesty, gross misconduct, embezzlement, fraud, conviction of a felony (whether or not connected with the employment relationship), disclosure of material trade secrets or business information of the Company or use of the facilities or premises of the Company for the conduct of unlawful or unauthorized activities or transactions. The Committee's determination as to whether Cause exists will be final and binding.

      Section 2.04 "Code" means the Internal Revenue Code of 1986, as amended.

      Section 2.05 "Committee" means the Compensation Committee of the Board of Directors. At any time the Board has not appointed such a Committee, the Board shall act as the Committee under the Plan.

      Section 2.06 "Common Stock" means common stock, $0.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 6.02 of this Plan.

      Section 2.07 "Company" means Immtech International, Inc., a Delaware corporation, and any successor thereto or subsidiary thereof.

      Section 2.08 "Disabled" or "Disability" means a physical or mental disability which, in the reasonable judgment of the Committee based upon a written opinion of a licensed physician who has been approved by the Committee, renders the Participant permanently incapable, after reasonable accommodation, of performing the duties of his or her position. For purposes of determining the post-termination exercise period applicable to an Incentive Stock Option, the term "Disability" shall mean permanent disability within the meaning of Code
Section 22(e)(3). A Participant shall not be considered Disabled unless the Committee determines that the Disability arose prior to such Participant's Termination Date.

      Section 2.09 "Eligible Individual" means an employee of the Company and any other person providing material services to the Company including, without limitation, a person serving as a director, consultant, advisor or independent contractor.

      Section 2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      Section 2.11 "Fair Market Value" means, as of any date with respect to a share of Common Stock, the mean between the closing high bid and low asked prices as reported by the NASDAQ SmallCap Market (or, if not so reported, by the system then regarded as the most reliable source of such quotations); provided that if there are not reported quotations on the given date, the value determined using the reported quotations on the last previous date on which so reported or the value determined in good faith by the Committee.

      Section 2.12 "Incentive Stock Option" means an Option that is intended to satisfy the requirements of an "incentive stock option" within the meaning of Code Section 422.

      Section 2.13 "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

                                   APPENDIX B
                                   ----------

      Section 2.14 "Option" means an option to purchase shares of Common Stock which is either an Incentive Stock Option or Nonqualified Stock Option.

      Section 2.15 "Participant" means an Eligible Individual who is granted an Award under the Plan.

      Section 2.16 "Plan" means the Immtech International, Inc. 2000 Stock Incentive Plan, as amended from time to time.

      Section 2.17 "Retirement" means, with respect to a Participant, a Termination Date which occurs due to retirement, as described in the retirement policies of the Company. In the case of a Participant who is not an employee of the Company, whether a Termination Date is for Retirement shall be determined by the Committee, in its sole discretion. Until the Company institutes a retirement policy, this provision links retirement to termination of employment after age 60 with at least 5 years of service with the Company.

      Section 2.18 "Stock Award" means an incentive award made under the Plan to an Eligible Individual in accordance with Article IV of the Plan.

      Section 2.19 "Termination Date" means the date the Participant both ceases to be an employee of the Company and ceases to perform services for the Company, including, but not limited to, advisory or consulting services or services as a member of the Board.

                                   ARTICLE III
                                  OPTION AWARDS
                                  -------------

      Section 3.01 Eligibility. The Committee shall determine and designate from among the Eligible Individuals, those persons who shall be granted Options and become Participants under the Plan and the number of shares of Common Stock that shall be subject to each such Option.

      Section 3.02 Terms and Conditions of Options. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee in its sole discretion; provided, however, that no Incentive Stock Option shall be awarded to any individual who is not an employee of the Company. To the extent that an Option designated as an Incentive Stock Option does not satisfy the requirements of Section 422 of the Code, it shall be treated as a Nonqualified Stock Option. Each Option granted under the Plan shall be subject to the following terms and conditions, and such other terms and conditions as the Committee deems appropriate.

      (a) Exercise Price. The price of each share of Common Stock subject to an Option shall be determined by the Committee at the time the Option is granted and, in the case of an Incentive Stock Option, shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

      (b) Vesting of Options. The exercise of an Option is contingent on satisfaction of the vesting conditions, if any, established by the Committee with respect to such Option at the time of grant. Such conditions may include, but are not limited to, completion of a specified period of service or achievement of performance goals. If the Committee determines that a Participant has

                                   APPENDIX B
                                   ----------

disclosed without the written consent of an authorized officer of the Company, to any person not employed by or engaged to render services to the Company, any material confidential information of the Company, or that the Participant has engaged in material competition with the Company or in any activities otherwise contrary to the best interests of the Company, the Committee may cancel such Participant's outstanding Options, whether or not vested.

      (c) Expiration Date. Unless the Committee determines otherwise, Options awarded under the Plan shall expire and no longer be exercisable on the earliest to occur of:

            (i) The ten-year anniversary of the date the Option was granted;

            (ii) If the Participant's Termination Date occurs by reason of death, Disability or Retirement, the first anniversary of such Termination Date;

            (iii) If the Participant's Termination Date occurs for reasons of Cause, such Termination Date; or

            (iv) If the Participant's Termination Date occurs for any reason other than death, Disability, Retirement or Cause, the three-month anniversary of the Termination Date.

      Unless the Committee determines otherwise, any portion of an Option which is not exercisable on the Participant's Termination Date for any reason shall expire on such Termination Date and may not thereafter be exercised.

      (d) Other Terms. Options granted under the Plan may also be subject to such other provisions (whether or not applicable to any other Options granted under the Plan) as the Committee determines appropriate, including without limitation, provisions to assist the Participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of Common Stock acquired under any Option, provisions for the acceleration of exercisability or vesting of Options, provisions relating to restrictions on competitive activity, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

      Section 3.03 Rules Applicable to Incentive Stock Options. In addition to the terms and conditions specified elsewhere in the Plan, the following rules shall be applicable to Incentive Stock Options.

      (a) Grant Period. An Incentive Stock Option may not be granted more than ten years after the date the Plan is adopted by the Board of Directors of the Company or approved by stockholders of the Company, whichever is earlier.

      (b) Ten Percent-Owner. If a Participant on the date that an Incentive Stock Option is granted owns, directly or indirectly, within the meaning of
Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, then the exercise price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock

                                   APPENDIX B
                                   ----------

Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

      (c) Employee Status. To retain favorable Incentive Stock Option tax treatment, the Option holder must be an employee of the Company at all times from the date the Option is granted through a date that is no more than three months prior to the date such Option is exercised (or no more than one year prior to the date such Option is exercised if the Option holder terminates employment due to death or Disability). For this purpose, the first 90 days of an authorized leave of absence (or, if longer, the period the Participant's right to reemployment is guaranteed by statute or contract) shall not be deemed to sever the employment relationship.

      (d) Limitations on Dispositions. To retain favorable Incentive Stock Option tax treatment, Common Stock received upon the exercise of an Incentive Stock Option may not be disposed of prior to the later of two years from the date the Incentive Stock Option is granted or one year from the date the shares of Common Stock are transferred to the Participant upon exercise of the Incentive Stock Option.

      (e) Value of Shares. The aggregate Fair Market Value (determined at the date or dates of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

      Section 3.04 Exercise of Options. An Option may be exercised in whole or part, to the extent then exercisable, by filing a written notice with the Secretary of the Company at its corporate headquarters. Such notice shall specify the number of shares of Common Stock to be purchased and must be accompanied by payment of the exercise price and applicable withholding taxes. Such payment may be paid (1) in cash, (2) by check, (3) in the discretion of the Committee, by the delivery (or certification of ownership) of Common Stock that has been held by the Participant at least six months, or (4) in any other manner then permitted by the Committee; provided, however, that payment of the exercise price by delivery of Common Stock then owned by the Participant may be made, if permitted by the Committee, only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee.

      Section 3.05 Conditional Exercise of Options Prior to Full Vesting. The Committee, in its sole discretion, may provide that an Option under the Plan shall be exercisable prior to the satisfaction of the vesting conditions. Any shares received in connection with the exercise of an Option prior to the satisfaction of the vesting conditions shall be subject to such restrictions and limitations, including limitations on transfer, as determined by the Committee in its sole discretion. The Participant shall be required to execute a Restricted Stock Agreement agreeing to such terms as a condition of exercise. Upon change in control, options shall be immediately, fully vested.

                                   ARTICLE IV
                         STOCK AWARDS; RESTRICTED STOCK
                         ------------------------------

      Section 4.01 Definition. Subject to the terms of this Article IV, a Stock Award under the Plan is a grant of shares of Common Stock to a Participant, the earning, vesting or

                                   APPENDIX B
                                   ----------

distribution of which is subject to one or more conditions established by the Committee in its sole discretion. Such conditions may relate to events (such as performance or continued employment) occurring before or after the date the Stock Award is granted, or the date the Common Stock is earned by, vested in or delivered to the Participant. If the vesting of Stock Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Stock Award and ending on the vesting or forfeiture of such Common Stock (as applicable) is referred to as the "Restricted Period." Such Stock Award may be referred to as "Restricted Stock" during the Restricted Period. Stock Awards may provide for delivery of the shares of Common Stock at the time of grant, or may provide for a deferred delivery date. A Stock Award may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

      Section 4.02 Eligibility. The Committee, in its sole discretion, shall designate the Participants to whom Stock Awards are to be granted, and the number of shares of Common Stock that are subject to each such Award.

      Section 4.03 Terms and Conditions of Awards. Stock Awards granted to Participants under the Plan shall be subject to the following terms and conditions:

      (a) Beginning on the date of grant (or, if later, the date of distribution) of shares of Common Stock comprising a Stock Award, and including any applicable Restricted Period, the Participant shall be treated as owner of such shares and shall have the right to vote such shares.

      (b) Payment of dividends with respect to Stock Awards shall be subject to the following:

            (i) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, and the shares have been distributed to the Participant, the Participant shall have all dividend rights and any other rights of a stockholder with respect to such shares.

            (ii) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, the Committee, in its sole discretion, may award Dividend Rights (as defined in subparagraph
      (iv) below) with respect to such shares.

            (iii) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights (as defined in subparagraph (iv) below) with respect to such shares, at the time and in the form determined by the Committee.

            (iv) A "Dividend Right" with respect to shares comprising a Stock Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share of Common Stock multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares of Common Stock, as determined by the Committee, shall be payable at the time and in the form determined by

                                   APPENDIX B
                                   ----------

      the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

                                    ARTICLE V
                                 ADMINISTRATION
                                 --------------

      Section 5.01 Authority of Committee. The Committee shall have the authority to approve Eligible Individuals for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Option or the termination of any restriction under any Award. Awards may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time; provided that no such amendment may adversely affect the rights of the holder of an Award without such Award holder's written consent.

      Section 5.02 Powers of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

      Section 5.03 Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under it. To the maximum extent permitted by applicable law, each such member shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as employees of the Company, as members of the Board or under the by-laws of the Company.

      Section 5.04 Modification of Outstanding Awards. The Committee shall have the power to modify the terms of any outstanding Award to the extent (i) the Committee had the power to set such term as of the date of grant and (ii) such modification does not materially impair the rights of the Award recipient (in terms of duration, vesting or exercise price, as applicable) without the recipient's consent. Without limiting the forgoing, the Committee shall have the power to extend the term of exercise of any outstanding Option.

                                   ARTICLE VI
                        COMMON STOCK SUBJECT TO THE PLAN

      Section 6.01 Common Stock Subject to Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 2,200,000 shares, subject to adjustment in accordance with Section 6.02. In no event shall the number of shares of Common Stock underlying Options awarded to any one individual in any 12-month period exceed 75,000 shares. Shares issued under the Plan may be authorized but unissued shares or shares that are currently held or subsequently acquired by the Company as treasury shares. Any shares subject to an Award which for any reason expires or terminates without the issuance of Common

                                   APPENDIX B
                                   ----------

Stock (including, if applicable, Common Stock that is not issued because it is withheld to satisfy tax withholding) shall again be available for issuance of Awards under the Plan.

      Section 6.02 Adjustment to Shares. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Common Stock or other change in corporate structure or capitalization affecting the Common Stock, the type and number of shares of Common Stock which are or may be subject to Awards under the Plan and the terms of any outstanding Awards (including the number of shares subject to the Award and the price, if applicable, at which they may be purchased) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of the benefits awarded or to be awarded to Participants under the Plan.

                                   ARTICLE VII
                               GENERAL PROVISIONS
                               ------------------

      Section 7.01 No Contract of Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any individual the right to be retained in the employ of the Company as an employee, advisor or otherwise, nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan.

      Section 7.02 Stockholder Status. No Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which shares of Common Stock are registered in his or her name.

      Section 7.03 Limitations on Distributions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any share of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act.

      Section 7.04 Withholding of Taxes. All distributions and payments under the Plan are subject to the withholding of all applicable taxes. To the extent permitted by the Committee, payment of the minimum tax withholding required by law on the exercise of a Nonqualified Stock Option may be made by withholding shares of Common Stock otherwise issuable upon such exercise having a Fair Market Value equal to such minimum withholding tax.

      Section 7.05 Non-Transferability. Awards granted under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that a Participant who receives an Option under the Plan has the right to exercise such Option the Option may be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to transfer Awards (other than Incentive Stock

                                   APPENDIX B
                                   ----------

Options) granted under the Plan to a member of the Participant's immediate family or to a trust for the benefit of the Participant or members of the Participant's immediate family.

      Section 7.06 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

      Section 7.07 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

      Section 7.08 Agreement with Company. At the time an Award is granted to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Plan and to such additional terms and conditions not inconsistent with the Plan as the Committee, in its sole discretion, may prescribe.

      Section 7.09 Governing Law. The Plan, and all agreements under the Plan, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION
                            -------------------------

      The Board may at any time amend or terminate the Plan, provided that, subject to Section 6.02 (relating to adjustment of shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment or termination is adopted by the Board without such individual's written consent.

      Executed this 16 day of December, 2005.

                                      IMMTECH INTERNATIONAL, INC.


                                      By:
                                           -------------------------------------
                                      Its: President and Chief Executive Officer
                                           -------------------------------------